UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

Item 1:  Report to Shareholders.

Henderson
GLOBAL INVESTORS

Henderson

Global Funds

Annual Report
December 31, 2011

Money Market Fund
Strategic Income Fund (formerly Worldwide Income Fund)

Table of contents
Letter to shareholders	1
Strategic Income Fund
Commentary	2
Performance summary	3
Portfolios of investments	4
Statements of assets and liabilities	9
Statements of operations	10
Statements of changes in net assets	11
Statements of changes - capital stock activity	13
Financial highlights	16
Notes to financial statements	18
Report of independent registered public accounting firm	27
Other information	28
Trustees and officers	30
Master portfolio financial statements and notes.	35

The Henderson Money Market Fund is a feeder fund that invests substantially all of its assets in the State Street Money Market Portfolio. The financial statements of the State Street Money Market Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Henderson Money Market Fund’s financial statements.

The Henderson Strategic Income Fund may invest in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may borrow money which may adversely affect the return to shareholders of the Fund, also known as leverage risk.

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, Henderson Strategic Income Fund may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

The views in this report were those of the Funds’ managers as of December 31, 2011 and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson Strategic Income and Money Market Funds, which covers the year ended December 31, 2011.

2011 was a particularly volatile year for markets with an ongoing European debt crisis, uprisings in the Middle East, the devastating Japanese tsunami and the US losing its AAA credit rating. The final quarter of the year was no exception as the European debt crisis remained uppermost in investors’ minds, although there were some positives toward the end of the year: government easing in China restored some confidence in Asian equity markets and in the US stronger figures on trade, manufacturing activity and consumer spending aided investor sentiment. In Europe, the eighth euro crisis summit of the year was held in December and resulted in the passing of new austerity measures and proposals for greater fiscal coordination in the region. Additionally, the European Central Bank (“ECB”) cut interest rates by 0.25% to 1.0% and announced unlimited three year funding for European banks, which it supplied with €489 billion of 3-year loans at an interest rate of just 1.0%.

What 2011 really may be remembered for, however, is a year where political risk seemed to dominate market sentiment and fundamentals played second fiddle. This risk aversion meant that most equity markets were either static or retreated during 2011, despite rising earnings and balance sheet strengthening on average.

While 2012 is likely to bring further bouts of market volatility, and may include a recession in Europe, there are some grounds for optimism. The ECB has reversed the folly of its rate rises in early 2011 and at 1.0%, its benchmark rate could feasibly still be cut further. Political uncertainty aside, corporate bond markets remain in good health and we find it difficult to foresee a sharp rise in default rates given the general health of company balance sheets.

The US economy and stock market has shown resilience relative to other developed markets, with signs of improvement in the labor market and retail sales defying the pessimists. However, a failure by Congress to reach agreement on fiscal policy could act as a drag on the economy, which would mean monetary policy would have to do the hard work.

Globally, dividend payments are set to be higher in 2012, interest rates should remain very low in the developed world and we believe valuations should remain reasonable – and in fact equity markets were generally cheaper at the beginning of 2012 than 2011. However, political and central bank responses to the ongoing difficulties facing the global economy are expected to continue to dictate the direction of markets in the short term.

We realize that the prevailing environment presents a high level of uncertainty about market direction in the shorter term. However, at Henderson we believe that uncertain market environments can create investment opportunities for those who know where to look. We remain focused on seeking out global investment opportunities with favorable valuations that may be overlooked by other investors, and which help to build differentiated portfolios for our shareholders.

Thank you for investing in the Henderson Global Funds. It’s our goal to continue to serve your financial needs successfully in the years to come, and we appreciate your trust and support in our Funds.

James G. O’Brien
President, Henderson Global Funds

Henderson Global Funds	Commentary

Strategic Income Fund

2011 was a year of two very distinct halves. During the first six months of the year the overriding theme was one of reflation and economic recovery. In contrast the second half of the year was dominated by fear of recession and sporadic crisis, the US credit rating downgrade and debt ceiling standoff, and more significantly, the European peripheral sovereign debt market. The uncertainty resulting from the European political situation was particularly corrosive to investor confidence. However, by December the European Central Bank had crafted a more forceful response, offering unlimited three year funding to the European banking sector in order to stave off a funding driven collapse of the system.

For the reporting period ended December 31, 2011, the Strategic Income Fund returned 0.06% (Class A at NAV) versus the benchmark, 50% Merrill Lynch Global High Yield (USD hedged)/50% Merrill Lynch Global Broad Market Corporates (USD hedged) Index, which posted a return of 4.13%.

The Fund maintained a position of long credit risk and short sovereign risk relative to its benchmark. The long credit risk position was expressed through holdings in high yield bonds and select subordinated financial bonds (issued by banks and insurance companies). Sectors which were particularly favored include Cable TV in Europe and the UK and other less cyclical sectors such as Healthcare, Cinema and certain types of Packaging companies. The Financials weighting was reduced over the course of the year with the reduction in Insurers (Catlin, Swiss Re and AXA) early in the year, followed by some of the Banking holdings in particular later in the year (Barclays, Bank of America, Investec). Income provided the dominant driver of return with the mark-to-market fall in the capital value of many of the corporate bonds offsetting this. With a particular focus on pan-European corporate bond investment the Fund suffered more from the sovereign crisis than its more US-centric benchmark. Derivatives proved an important tool for managing the Fund through the volatility which was a hallmark of 2011. Interest rate and equity derivatives were used extensively to manage through periods of risk-on and risk-off, which occurred with disturbing regularity.

2012 is likely to continue to be dominated by the newsflow emanating from Europe. The challenge for European policymakers will be maintaining momentum in the direction of greater fiscal integration. For countries who have already sacrificed monetary and currency flexibility by signing up to the Euro project, this may well prove a significant challenge to sell to their electorates. Outside of this political uncertainty, corporate bond markets remain in good health. Meanwhile, the core government bond markets remain expensive but are now under the direct control/support of central banks via their quantitative easing policies resulting in strong technical momentum as we enter the new year.

Strategic Income Fund
Top 10 long-term holdings
as a percentage
Security	of net assets
United States
Treasury Notes	23.2%
Daily Mail & General Trust	3.4
ITV plc	3.2
Iron Mountain, Inc.	3.1
UPC Holding BV	2.9
Service Corp International	2.8
Constellation Brands, Inc.	2.8
Legal & General Group plc	2.8
Unitymedia Hessen
GmbH & Co KG	2.4
Virgin Media Finance plc	2.2

Henderson Global Funds	Performance summary

Strategic Income Fund

Total Returns as of 12/31/11					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(9/30/03)*
Class A	HFAAX	0.06%	18.45%	1.04%	4.63%
Class B	HFABX	-0.69	17.55	0.33	3.92
Class C	HFACX	-0.80	17.48	0.19	3.81
Class I**	HFAIX	0.12	18.47	1.05	4.64
With sales charge
Class A		-4.70%	16.54%	0.06%	4.02%
Class B		-4.69	16.82	0.14	3.92
Class C		-0.80	17.48	0.19	3.81
Index
50% ML Global High Yield / 50% ML
Global Corporate Index (USD-hedged)		4.13%	16.78%	6.58%	6.75%
Barclays Capital Global Aggregate Bond
(ex US MBS) Index		5.56%	6.05%	6.42%	5.74%
* Average annual return.

** Class I shares commenced operation on April 29, 2011. The performance for Class I shares prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.34%, 2.09%, 2.09% and 1.09%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses (other than Acquired Fund Fees and Expenses allocated from unaffiliated investment companies) do not exceed 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and I shares, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Fund’s website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bank of America Merrill Lynch Global Corporate Index tracks the performance of developed market investment grade corporate debt publicly issued in the major US and Eurobond markets. The Bank of America Merrill Lynch Global High Yield Index tracks the performance of US dollar, Canadian Dollar, British sterling and euro denominated developed market below investment grade corporate debt publicly issued in the major US or Eurobond markets.

The Barclays Capital Global Aggregate Bond Index [ex US MBS] is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage Bonds.

Henderson Global Funds	Portfolio of investments

Money Market Fund
December 31, 2011

Value
(note 2)
Mutual funds – 100.04%
Investments in State Street Money Market Portfolio - 100.04%	$69,026,033
Total Investments: 100.04%
(Cost $69,026,033)	69,026,033
Other assets and liabilities, net: (0.04)%	(25,758)
Total net assets: 100.00%	$69,000,275

The Henderson Money Market Fund invests substantially all of its investible assets into the State Street Money Market Portfolio. At December 31, 2011, the Henderson Money Market Fund owned 0.30% of the State Street Money Market Portfolio.

Maturities ladder as of December 31, 2011

Overnight (1 day)	13.7%
2-30 days	56.6
31-60 days	9.9
61-90 days	3.3
Over 90 days	15.5
Average maturity	22 days

*
Portfolio construction and maturities ladder represents the composition of the underlying holdings in the State Street Money Market Portfolio, whose financial statements are included elsewhere in this report. An investment in the Henderson Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
December 31, 2011

	Face				Value
	amount		Coupon	Maturity	(note 2)
Corporate bonds – 65.44%
		Canada – 0.91%
EUR	330,000	Bombardier, Inc	7.250%	11/15/16	$ 444,187
		France – 4.44%
USD	1,068,000	AXA S.A. (a) (b)	6.463	12/14/18	688,860
EUR	550,000	Crown European Holdings S.A	7.125	8/15/18	724,295
EUR	550,000	Rexel S.A	8.250	12/15/16	750,989
					2,164,144
		Germany – 5.09%
EUR	300,000	HeidelbergCement AG	8.500	10/31/19	387,305
USD	500,000	Kabel BW Erste Beteiligungs GmbH (a)	7.500	3/15/19	527,500
EUR	300,000	Kabel Deutschland Vertrieb und Service GmbH	6.500	6/29/18	400,894
USD	1,100,000	Unitymedia Hessen GmbH & Co KG (a)	8.125	12/1/17	1,167,375
					2,483,074
		Ireland – 1.73%
EUR	750,000	Ardagh Glass Finance plc	8.750	2/1/20	844,498
		Luxembourg – 5.52%
GBP	400,000	Glencore Finance Europe S.A	6.500	2/27/19	644,371
EUR	500,000	Telenet Finance Luxembourg SCA	6.375	11/15/20	623,667
EUR	1,100,000	UPC Holding BV	8.000	11/1/16	1,423,675
					2,691,713
		Netherlands – 5.15%
EUR	500,000	Ahold Finance USA LLC	5.875	3/14/12	655,357
EUR	690,000	ING Verzekeringen N.V. (c)	3.268	6/21/21	756,399
EUR	150,000	Linde Finance B.V. (b) (c)	7.375	7/14/16	209,666
EUR	675,000	Ziggo Bond Co. B.V. (a)	8.000	5/15/18	886,723
					2,508,145
		United Kingdom – 25.83%
GBP	640,000	Aviva plc (b)	6.125	9/29/22	668,912
EUR	700,000	BAA Funding, Ltd	4.600	2/15/18	928,296
GBP	1,000,000	Daily Mail & General Trust	5.750	12/7/18	1,525,558
GBP	100,000	Daily Mail & General Trust	6.375	6/21/27	135,462
GBP	125,000	EGG Banking plc	6.875	12/29/21	168,916
GBP	400,000	F&C Finance plc	9.000	12/20/16	637,750
EUR	180,000	Global Switch Holdings Ltd	5.500	4/18/18	230,621
EUR	113,000	Investec Tier I UK LP plc (b)	7.075	6/24/15	111,150
GBP	1,002,000	ITV plc	5.375	10/19/15	1,540,545
GBP	1,100,000	Legal & General Group plc (b)	6.385	5/2/17	1,349,557
USD	1,100,000	Lloyds TSB Group plc (a) (b) (d)	6.267	11/14/16	599,500
GBP	100,000	Odeon & UCI Finco plc	9.000	8/1/18	143,264
EUR	650,000	Rexam plc (b)	6.750	6/29/17	761,015
USD	1,000,000	Royal Bank of Scotland Group plc (b) (d)	7.640	9/29/17	541,250
USD	1,100,000	Standard Chartered plc (b)	6.409	1/30/17	896,738
GBP	650,000	Virgin Media Finance plc	8.875	10/15/19	1,090,206
GBP	500,000	William Hill plc	7.125	11/11/16	795,912
USD	38,000	WPP Finance 2010	4.750	11/21/21	37,797
GBP	250,000	WPP plc	6.000	4/4/17	430,919
					12,593,368

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
December 31, 2011 (continued)

	Face				Value
	amount		Coupon	Maturity	(note 2)
		United States – 16.77%
USD	1,250,000	Constellation Brands, Inc	7.250%	5/15/17	$ 1,381,250
USD	560,000	Digicel Group, Ltd. (a)	10.500	4/15/18	568,400
USD	600,000	HCA Holdings, Inc. (a)	7.750	5/15/21	613,500
USD	300,000	HCA, Inc	8.000	10/1/18	318,000
USD	1,500,000	Iron Mountain, Inc	6.625	1/1/16	1,507,500
EUR	2,500,000	Lehman Brothers UK Capital
		Funding IV LP (b) (d) (e) (f)	5.750	4/25/12	—
EUR	775,000	Levi Strauss & Co	7.750	5/15/18	925,308
USD	200,000	Nalco Co. (a)	6.625	1/15/19	231,500
USD	1,010,000	Pinnacle Entertainment, Inc	8.750	5/15/20	994,850
USD	40,000	Regal Entertainment Group	9.125	8/15/18	43,100
USD	1,240,000	Service Corp International	7.625	10/1/18	1,385,700
USD	196,000	Windstream Corp	7.750	10/15/20	203,595
					8,172,703
		Total corporate bonds
		(Cost $35,741,627)			31,901,832
US government obligations – 23.19%
		United States - 23.19%
USD	2,400,000	United States Treasury Note	3.625	2/15/21	2,786,813
USD	3,500,000	United States Treasury Note	0.750	8/15/13	3,529,669
USD	2,500,000	United States Treasury Note	0.125	8/31/13	2,495,998
USD	2,500,000	United States Treasury Note	0.250	9/15/14	2,494,140
					11,306,620
		Total US government obligations
		(Cost $11,226,273)			11,306,620

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
December 31, 2011 (continued)

			Value
	Shares		(note 2)
Common stock – 1.25%

		United Kingdom – 1.25%
GBP	12,800	British American Tobacco plc	$ 607,385

		Total common stock
		(Cost $418,012)	607,385

		Total long-term investments
		(Cost $47,385,912)	43,815,837

Short-term investment - 8.48%

	4,136,202	Fidelity Institutional Treasury Portfolio	4,136,202

		Total short-term investment
		(Cost $4,136,202)	4,136,202

Total investments - 98.36%
		(Cost $51,522,114)	47,952,039

Net other assets and liabilities – 1.64%			799,160

Total net assets – 100.00%			$ 48,751,199

(a)
Restricted security, purchased under Rule 144A, section 4(2)g, which is exempt registration under the securities Act of 1933 as amended. At December 31, 2011, the securities had an aggregate value of $5,283,358, which represented 10.8% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Security is a floating rate bond.
(d)	Security is in default.
(e)	Fair valued at December 31, 2011 as determined in good faith using procedures approved by the Board of Trustees.
(f)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
December 31, 2011 (continued)

Other information:

Industry concentration as	% of Net
a percentage of net assets:	assets
US Government Obligations	23.19%
Cable TV	6.12
Life/Health Insurance	5.69
Containers-Metal/Glass	4.78
Gambling (Non-Hotel)	3.67
Commercial Banks Non-US	3.42
Publishing-Newspapers	3.41
Television	3.16
Commercial Services	3.09
Internet Connectivity Services	2.92
Funeral Services & Related Items	2.84
Beverages – Wine & Spirits	2.83
Telephone-Integrated	2.66
Medical-Hospitals	1.91
Airport Development & Maintenance	1.90
Apparel Manufacturers	1.90
Electronic Parts Distribution	1.54
Multi-line Insurance	1.41
Food-Retail	1.35
Distribution/Wholesale	1.32
Investment Management & Advising Services	1.31
Telecom Services	1.28
Tobacco	1.25
Cellular Telecommunications	1.17

Industry concentration as	% of Net
a percentage of net assets:	assets
Diversified Banking Institution	1.11%
Diversified Manufacturing Operations	0.91
Consulting Services	0.88
Building Products – Cement Aggregates	0.79
Chemicals-Specialty	0.48
Computer Data Security	0.47
Industrial Gases	0.43
Diversified Operations	0.29
Finance-Commercial	0.23
Theaters	0.09
Advertising Services	0.08
Finance – Investment Banking & Brokerage	—
Long-Term Investments	89.88
Short-Term Investment	8.48
Total Investments	98.36
Net Other Assets and Liabilities	1.64
100.00%

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
December 31, 2011

	Money	Strategic
	Market	Income
	Fund	Fund
Assets:
Investments in State Street Money Market Portfolio, at fair value	$69,026,033	$—
Investments in Securities, at fair value	—	43,815,837
Short-term investment, at fair value	—	4,136,202
Total investments	69,026,033	47,952,039
Foreign cash, at value	—	13,346
Dividends and interest receivable	—	619,811
Receivable for fund shares sold	125,254	180,025
Receivable for open forward foreign currency contracts	—	307,087
Prepaid expenses and other assets	14,395	29,199
Total Assets	69,165,682	49,101,507
Liabilities:
Payable for fund shares redeemed	131,436	196,165
Payable to investment adviser	—	21,677
Payable for 12b-1 distribution and service fees	—	28,519
Accrued expenses and other payables	33,971	103,947
Total Liabilities	165,407	350,308
Net assets	$69,000,275	$48,751,199
Net assets consist of:
Paid-in capital	$68,997,705	$89,485,546
Accumulated undistributed net investment income (loss)	2,570	(124,959)
Accumulated net realized gain (loss) on investments, futures, options and foreign currency transactions	—	(37,328,876)
Net unrealized depreciation of investments and foreign currencies	—	(3,280,512)
	$69,000,275	$48,751,199
Net assets:
Class A Shares	$10,387,300	$17,209,563
Class B Shares	$1,076,763	$7,412,345
Class C Shares	$4,727,563	$22,243,928
Class I Shares	N/A	$1,885,363
Class Z Shares	$52,808,649	N/A
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	10,387,300	2,051,794
Class B Shares (unlimited number of shares authorized)	1,076,763	882,248
Class C Shares (unlimited number of shares authorized)	4,727,563	2,663,098
Class I Shares (unlimited number of shares authorized)	N/A	225,186
Class Z Shares (unlimited number of shares authorized)	52,808,649	N/A
Class A shares:
Net assets value and redemption price per share	$1.00	$8.39
Maximum sales charge*	N/A	4.75%
Maximum offering price per share	N/A	$8.81
Class B shares:
Net assets value and redemption price per share	$1.00	$8.40
Class C shares:
Net assets value and redemption price per share	$1.00	$8.35
Class I shares:
Net assets value and redemption price per share	N/A	$8.37
Class Z shares:
Net assets value and offering price per share	$1.00	N/A
Investments, at cost	$69,026,033	$51,522,114
Foreign cash, at cost	$—	$13,280
* On purchases of $50,000 or more, the sales charge will be reduced.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
For the year ended December 31, 2011

	Money	Strategic
	Market	Income
	Fund	Fund
Investment income:
Dividends	$—	$136,282
Income allocated from State Street Money Market Portfolio	181,695	—
Interest	—	3,259,634
Expenses allocated from State Street Money Market Portfolio	(46,734)	—
Total Investment Income	134,961	3,395,916
Expenses:
Investment advisory fees	—	349,327
12b-1 distribution and service fees:
Class A Shares	10,326	54,978
Class B Shares	8,218	79,344
Class C Shares	33,912	236,736
Sub-accounting fees	1,933	23,481
Sub-accounting fees:*
Class A Shares	1,160	6,948
Class B Shares	580	3,305
Class C Shares	1,465	8,905
Class I Shares	—	122
Transfer agent fees	7,454	21,301
Transfer agent fees:*
Class A Shares	429	3,493
Class B Shares	184	1,777
Class C Shares	398	3,830
Class I Shares	—	275
Class Z Shares	2,690	—
Registration and filing fees	52,424	60,830
Printing and postage fees	29,986	30,138
Audit fees	28,470	34,675
Administrative fees	28,333	13,674
Accounting fees	6,999	41,171
Legal fees	5,327	6,932
Trustees’ fees and expenses	4,554	3,665
Compliance officer fees	3,166	2,483
Custodian fees	583	13,161
Miscellaneous fees	9,488	57,525
Total Expenses	238,079	1,058,076
Fees waived and/or expenses reimbursed by investment adviser	(84,354)	(174,087)
Fees waived by distributor	(52,456)	—
Net Expenses	101,269	883,989
Net investment income	33,692	2,511,927
Realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	—	(283,820)
Futures contracts	—	484,094
Options	—	(90,141)
Foreign currency transactions	—	(662,461)
Net change in unrealized appreciation/depreciation of:
Investments	—	(2,185,037)
Futures contracts	—	(64,313)
Translation of other assets and liabilities	—	341,831
Net realized and unrealized gain/(loss)	—	(2,459,847)
Net increase in net assets resulting from operations	$33,692	$52,080

*
From January 1, 2011 to July 31, 2011, the Fund accrued Sub-accounting and Transfer agent fees at the Fund level. Effective August 1, 2011, the Fund began accruing Sub-accounting and Transfer agent fees at the class level.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Money Market Fund
	Year ended	Year ended
	December 31, 2011	December 31, 2010
Net investment income	$33,692	$46,593
Net increase in net assets resulting from operations	33,692	46,593

Distributions to shareholders from net investment income:
Class A Shares	(2,065)	(2,578)
Class B Shares	(411)	(493)
Class C Shares	(1,696)	(2,573)
Class Z Shares	(29,520)	(40,949)
Total distributions to shareholders from net investment income:	(33,692)	(46,593)

Increase/(decrease) from Fund share transactions:
Class A Shares	7,318,099	(654,423)
Class B Shares	374,219	(98,526)
Class C Shares	1,708,346	(1,003,062)
Class Z Shares	(22,194,536)	30,001,329
Net increase/(decrease) from Fund share transactions:	(12,793,872)	28,245,318
Net increase/(decrease) in net assets	(12,793,872)	28,245,318

Net assets:
Beginning of year	81,794,147	53,548,829
End of year	$69,000,275	$81,794,147
Accumulated undistributed net investment income	$2,570	$1,298

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Strategic Income Fund
	Year ended	Year ended
	December 31, 2011	December 31, 2010
Net investment income	$2,511,927	$3,442,049
Net realized loss on investments, futures contracts, options and foreign
currency transactions	(552,328)	(964,331)
Net change in unrealized appreciation/depreciation of investments, futures
contracts and foreign currency translations	(1,907,519)	4,068,371
Net increase in net assets resulting from operations	52,080	6,546,089

Distributions to shareholders from net investment income:
Class A Shares	(911,392)	(1,212,447)
Class B Shares	(285,116)	(276,642)
Class C Shares	(852,217)	(971,551)
Class I Shares	(43,932)	—
Total distributions to shareholders from net investment income:	(2,092,657)	(2,460,640)

Return of capital:
Class A Shares	(177,404)	(466,804)
Class B Shares	(55,499)	(106,510)
Class C Shares	(165,886)	(374,056)
Class I Shares	(8,552)	—
Total return of capital:	(407,341)	(947,370)

Increase/(decrease) from Fund share transactions:
Class A Shares	(10,081,550)	(8,886,617)
Class B Shares	(747,916)	356,139
Class C Shares	(3,698,882)	(4,533,368)
Class I Shares	2,021,116	—
Net increase/(decrease) from Fund share transactions:	(12,507,232)	(13,063,846)
Net decrease in net assets	(14,955,150)	(9,925,767)

Net assets:
Beginning of year	63,706,349	73,632,116
End of year	$48,751,199	$63,706,349
Accumulated undistributed net investment loss	$(124,959)	$(600,093)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Money Market Fund
	Year ended	Year ended
	December 31, 2011	December 31, 2010
Amount
Class A shares:
Sold	$10,226,157	$5,981,792
Issued as reinvestment of dividends	1,755	1,954
Redeemed	(2,909,813)	(6,638,169)
Net increase/(decrease)	$7,318,099	$(654,423)
Class B shares:
Sold	$1,129,758	$618,535
Issued as reinvestment of dividends	363	452
Redeemed	(755,902)	(717,513)
Net increase/(decrease)	$374,219	$(98,526)
Class C shares:
Sold	$5,421,023	$3,861,888
Issued as reinvestment of dividends	1,607	2,359
Redeemed	(3,714,284)	(4,867,309)
Net increase/(decrease)	$1,708,346	$(1,003,062)
Class Z shares
Sold	$592,251,678	$426,552,955
Issued as reinvestment of dividends	29,522	40,949
Redeemed	(614,475,736)	(396,592,575)
Net increase/(decrease)	$(22,194,536)	$30,001,329

The number of shares sold, issued as reinvestment of dividends and redeemed approximates the dollar amount of transactions.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Strategic Income Fund
	Year ended	Year ended
	December 31, 2011**	December 31, 2010*
Amount
Class A shares:
Sold	$7,474,651	$7,504,819
Issued as reinvestment of dividends	775,913	1,143,214
Redeemed	(18,332,114)	(17,534,650)
Net decrease	$(10,081,550)	$(8,886,617)
Class B shares:
Sold	$653,217	$2,190,741
Issued as reinvestment of dividends	167,269	149,698
Redeemed	(1,568,402)	(1,984,300)
Net increase/(decrease)	$(747,916)	$356,139
Class C shares:
Sold	$5,674,086	$5,339,610
Issued as reinvestment of dividends	640,869	772,516
Redeemed	(10,013,837)	(10,645,494)
Net decrease	$(3,698,882)	$(4,533,368)
Class I shares:
Sold	$2,449,572	$—
Issued as reinvestment of dividends	52,451	—
Redeemed	(480,907)	—
Net increase	$2,021,116	$—
Shares
Class A shares:
Sold	864,388	860,440
Issued as reinvestment of dividends	88,698	131,056
Redeemed	(2,095,202)	(2,020,264)
Net decrease	(1,142,116)	(1,028,768)
Class B shares:
Sold	76,605	250,158
Issued as reinvestment of dividends	19,197	17,136
Redeemed	(179,960)	(226,079)
Net increase/(decrease)	(84,158)	41,215
Class C shares:
Sold	662,914	616,491
Issued as reinvestment of dividends	73,694	88,911
Redeemed	(1,146,458)	(1,216,752)
Net decrease	(409,850)	(511,350)
Class I shares:
Shares sold	276,243	—
Issued as reinvestment of dividends	6,187	—
Redeemed	(57,244)	—
Net increase	225,186	—

*	Amounts shown are inclusive of redemption fees.
**	Class I commenced operations on April 29, 2011.

See notes to financial statements

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Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:					Less distributions:
				Net			Dividends	Distributions
	Net asset	Net		realized and	Total		from	from net
	value,	investment		unrealized gain	from		net	realized	Return
	beginning	income		(loss) on	investment		investment	capital	of	Total
	of period	(loss) (c)		investments	operations		income	gains	capital	distributions
Money Market (b)
Class A
Year Ended 12/31/2011	$1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Year Ended 12/31/2010	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Period Ended 12/31/2009 (a)	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)

Class B
Year Ended 12/31/2011	$1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Year Ended 12/31/2010	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Period Ended 12/31/2009 (a)	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)

Class C
Year Ended 12/31/2011	$1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Year Ended 12/31/2010	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Period Ended 12/31/2009 (a)	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)

Class Z
Year Ended 12/31/2011	$1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Year Ended 12/31/2010	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)
Period Ended 12/31/2009 (a)	1.00	0.00	(d)	0.00	0.00	(d)	0.00 (d)	0.00	0.00	0.00 (d)

Strategic Income
Class A
Year Ended 12/31/2011	$8.82	0.44		(0.43)	0.01		(0.37)	0.00	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46		0.38	0.84		(0.33)	0.00	(0.13)	(0.46)
Period Ended 12/31/2009(a)	7.60	0.21		0.83	1.04		0.00	0.00	(0.20)	(0.20)
Year Ended 7/31/2009	9.45	0.63		(1.78)	(1.15)		(0.70)	0.00	0.00	(0.70)
Year Ended 7/31/2008	10.87	0.71		(1.37)	(0.66)		(0.76)	0.00	0.00	(0.76)
Year Ended 7/31/2007	10.78	0.66		0.08	0.74		(0.65)	0.00	0.00	(0.65)

Class B
Year Ended 12/31/2011	$8.83	0.38		(0.43)	(0.05)		(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.46	0.40		0.37	0.77		(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.61	0.19		0.84	1.03		0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.44	0.56		(1.75)	(1.19)		(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.84	0.64		(1.36)	(0.72)		(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.76	0.57		0.07	0.64		(0.56)	0.00	0.00	(0.56)

Class C
Year Ended 12/31/2011	$8.79	0.37		(0.43)	(0.06)		(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40		0.38	0.78		(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.59	0.19		0.81	1.00		0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.45	0.57		(1.79)	(1.22)		(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.86	0.64		(1.37)	(0.73)		(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.78	0.57		0.07	0.64		(0.56)	0.00	0.00	(0.56)

Class I
Period Ended 12/31/2011(f)	$9.06	0.29		(0.66)	(0.37)		(0.27)	0.00	(0.05)	(0.32)

(a)	The Money Market commenced operations on April 20, 2009. The Strategic Income changed its fiscal year end from July 31 to December 31 in 2009.
(b)	The per share amounts and percentages include the Fund’s proportionate share of income, expenses and net realized and unrealized gains or losses of the State Street Money Market Portfolio.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)	Amount represents less than $0.01.
(e)	Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.
Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(f)	Class I commenced operations on April 29, 2011.

See notes to financial statements

Henderson Global Funds	Financial highlights

				Ratios to average net assets:
							Annualized ratio of
					Annualized	Annualized	operating expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (e)	(000)	net assets	net assets	reimbursed	rate
N/A		$1.00	0.05%	$10,387	0.22%	0.05%	0.63%	N/A
0.00		1.00	0.06	3,069	0.25	0.06	0.63	N/A
0.00		1.00	0.09	3,724	0.35	0.13	0.78	N/A

N/A		$1.00	0.05%	$1,077	0.22%	0.05%	1.43%	N/A
0.00		1.00	0.06	703	0.25	0.06	1.38	N/A
0.00		1.00	0.09	801	0.35	0.13	1.53	N/A

N/A		$1.00	0.05%	$4,728	0.22%	0.05%	1.39%	N/A
0.00		1.00	0.06	3,019	0.25	0.06	1.38	N/A
0.00		1.00	0.09	4,022	0.35	0.13	1.53	N/A

N/A		$1.00	0.05%	$52,809	0.22%	0.05%	0.34%	N/A
0.00		1.00	0.06	75,003	0.25	0.06	0.38	N/A
0.00		1.00	0.09	45,002	0.35	0.13	0.53	N/A

N/A		$8.39	0.06%	$17,210	1.20%	5.04%	1.51%	41%
0.00	(d)	8.82	10.17	28,171	1.30	5.30	1.54	38
0.00	(d)	8.44	13.82	35,656	1.30	6.19	1.63	11
0.00	(d)	7.60	(10.71)	28,905	1.30	8.69	1.62	53
0.00	(d)	9.45	(6.47)	64,687	1.30	6.87	1.45	41
0.00		10.87	6.71	39,470	1.30	5.89	1.77	73

N/A		$8.40	(0.69)%	$7,412	1.94%	4.29%	2.27%	41%
0.00	(d)	8.83	9.21	8,537	2.05	4.55	2.29	38
0.00	(d)	8.46	13.59	7,824	2.05	5.44	2.38	11
0.00	(d)	7.61	(11.23)	6,325	2.05	8.02	2.37	53
0.00	(d)	9.44	(7.00)	5,789	2.05	6.13	2.20	41
0.00		10.84	5.93	5,003	2.05	5.17	2.52	73

N/A		$8.35	(0.80)%	$22,244	1.94%	4.29%	2.26%	41%
0.00	(d)	8.79	9.39	26,997	2.05	4.55	2.29	38
0.00	(d)	8.41	13.22	30,152	2.05	5.45	2.38	11
0.00	(d)	7.59	(11.55)	28,513	2.05	7.96	2.37	53
0.00	(d)	9.45	(7.09)	62,906	2.05	6.17	2.20	41
0.00		10.86	5.92	29,752	2.05	5.11	2.52	73

N/A		$8.37	(4.10)%	$1,885	0.85%	5.16%	1.25%	41%

Henderson Global Funds	Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly known as Henderson Global Opportunities), Henderson Global Technology Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (formerly known as Henderson Japan-Asia Focus) are not included in this report because their fiscal year end is July 31. Henderson International All Cap Equity Fund has a fiscal year ending December 31, and is not included in this report. The Henderson Money Market Fund (“Money Market”) and Henderson Strategic Income Fund (“Strategic Income”) (formerly known as Henderson Worldwide Income)(collectively, the “Funds”), have fiscal years ending December 31, are both diversified and included in this report. Effective June 1, 2011, Henderson Strategic Income Fund changed its name from Henderson Worldwide Income Fund and commenced offering Class I shares on April 29, 2011.

Money Market is a feeder fund that invests substantially all of its assets in the State Street Money Market Portfolio, (the “Master Portfolio”), a series of State Street Master Funds. The investment objective and policies of Master Portfolio are substantially similar to those of Money Market. The value of Money Market’s investment in Master Portfolio reflects its proportionate interest in the net assets of Master Portfolio (0.30% at December 31, 2011). The performance of Money Market is directly affected by the performance of Master Portfolio. The financial statements of Master Portfolio are included elsewhere in this report and should be read in conjunction with Money Market’s financial statements. The investment objective of Money Market is to seek to maximize current income while providing liquidity, preservation of capital, and a stable $1.00 per share price.

The Funds offer the following share classes:

Money Market	Class A Class B Class C Class Z

Strategic Income	Class A Class B Class C Class I

Class A shares generally provide for a front-end sales charge for Strategic Income only. Class B shares and Class C shares provide for a contingent deferred sales charge. Class I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. Effective November 30, 2010, the Funds will not accept new or additional investments in Class B shares of the Funds with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Fund. As described in the prospectus, Class B shares of the Fund may continue to be exchanged with Class B shares of other Henderson Global Funds. In addition, direct purchases of Class C shares of the Money Market Fund are not permitted. Class Z shares are only available for purchase by other series of the Trust.

Note 2. Significant accounting policies

Security valuation

Money Market records its investments in Master Portfolio at its reported Net Asset Value (NAV), which approximates fair market value. The valuation policies of Master Portfolio are discussed in Note 2 of Master Portfolio’s Notes to Financial Statements, which are included elsewhere within this report.

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as

Henderson Global Funds	Notes to financial statements

yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates fair market value. Investments in registered investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Securities gains and losses are determined on the specified identified cost basis, which is the same basis used for federal income tax purposes.

In addition to the types of income noted above, Money Market also records its pro-rata share in the net investment income and gains or losses of Master Portfolio. Net investment income for Money Market consists of Money Market’s pro-rata share of the net investment income of Master Portfolio less all expenses of Money Market. Realized gains and losses from security transactions consist of the Money Market’s pro-rata share of the realized gains and losses of Master Portfolio.

Foreign currency translation

Strategic Income’s investments in securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

Strategic Income does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

Strategic Income may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-US dollar denominated investment securities. When entering into forward foreign currency contracts, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

Henderson Global Funds	Notes to financial statements

Strategic Income held the following open forward foreign currency contracts at December 31, 2011:

		Local	Current	Unrealized
	Value	amount	notional	appreciation/
	date	(000’s)	value	(depreciation)
Euro
Short	1/20/12	9,671	$12,518,047	$262,256
British
Pound
Short	1/20/12	6,604	10,254,684	44,831

During the year ended December 31, 2011, average monthly notional value related to forward foreign currency contracts was $13 million or 26.3% of net assets.

Futures contracts

Strategic Income is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies and to gain exposure to equity indices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the underlying security. The Fund realizes a gain or loss upon the expiration or closing of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearing house, as counterparty to all exchange-traded futures, guarantees the contracts against default.

Strategic Income held no open futures contracts at December 31, 2011.

During the year ended December 31, 2011, Strategic Income’s average notional value related to futures contracts was $2 million or 4.5% of net assets.

Options purchased

Strategic Income may purchase options to create investment exposure consistent with its investment objective or to hedge or limit exposure of its portfolio holdings. Options are valued daily and unrealized appreciation or depreciation is recorded.

The Fund realizes a gain or loss upon the expiration or closing of the option transaction. Options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying instrument, the possibility of an illiquid market for the option or the inability of counterparties to perform. When applicable, option contracts purchased by the Fund and contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments. Strategic Income Fund did not hold options at December 31, 2011.

Derivative instruments

The following table summarizes the Strategic Income fair value of derivative instruments held at December 31, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Location on statement of
	assets and liabilities	Fair value
Assets
Foreign currency	Receivable for open
risk	forward foreign
	currency contracts	$307,087

Additionally, the amount of gains and losses on derivative instruments recognized in Strategic Income’s earnings during the year and the related location on the accompanying Statement of Operations is summarized in the following table by primary risk exposure:

	Location on statement
	of operations	Fair value
Realized
gain (loss)
Interest rate risk	Net realized gain/(loss)
	from futures contracts	$484,094

Equity risk	Net realized gain/(loss)
	from options	$(90,141)

Foreign currency	Net realized gain/(loss)
risk	from foreign currency
	transactions	$(605,714)
Change in unrealized
appreciation/depreciation
Interest rate risk	Net change in unrealized
	appreciation/depreciation
	of futures contracts	$(64,313)

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
	of translation of other
	assets and liabilities	$365,919

Henderson Global Funds	Notes to financial statements

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Effective August 1, 2011, the Funds began accruing transfer agent and sub-accounting fees at the Class level. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis. Money Market indirectly bears a pro-rata share of the fees and expenses of Master portfolio in which the Fund invests.

Federal income taxes

The Trust’s policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

Strategic Income
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$384,380	—
12/31/13	341,836	—
12/31/14	207,447	—
12/31/15	477,632	—
12/31/16	1,001,344	—
12/31/17	34,174,962	—
12/31/18	336,160	—

Distributions to shareholders

Money Market distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Strategic Income distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment

Henderson Global Funds	Notes to financial statements

income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at December 31, 2011, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

		Accumulated
		undistributed	Accumulated
	Paid-in	net investment	net realized
	capital	income/(loss)	gain/(loss)
Money Market	$(1,272)	$1,272	$ —
Strategic
Income	(418,631)	463,205	(44,574)

These reclassifications relate to the deductibility of certain expenses, different tax treatments of certain securities, amortization of bond premium, and the character of realized gain/losses on foreign currency transactions and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, were as follows:

Year ended	Ordinary	Return of
December 31, 2011	income	capital
Money Market	$33,692	$—
Strategic Income	2,092,657	407,341

Year ended	Ordinary	Return of
December 31, 2010	income	capital
Money Market	$46,593	$—
Strategic Income	2,460,640	947,370

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Unrealized
	ordinary	appreciation
	income	(depreciation)
Money Market	$31,545	$—
Strategic Income	—	(3,809,978)

Note 3. Fair value measurements

Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures-Accounting standards Codification 820 (“ASC 820”): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. Fund management has implemented new and revised disclosures.

On May 12, 2011, FASB issued ASU 2011- 04, modifying ASU 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity, and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period. Funds’ management is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Any transfers between levels are disclosed, effective at the end of the period, in the tables below with the reasons for the transfers disclosed in a note to the table, if applicable.

Henderson Global Funds	Notes to financial statements

The following tables summarize the Funds’ investments that are measured at fair value by level within the fair value hierarchy at December 31, 2011:

Money Market
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Mutual Funds	$—	$69,026,033	$—	$69,026,033
Total	$—	$69,026,033	$—	$69,026,033

Strategic Income
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Corporate Bonds
Canada	$—	$444,187	$—	$444,187
France	—	2,164,144	—	2,164,144
Germany	—	2,483,074	—	2,483,074
Ireland	—	844,498	—	844,498
Luxembourg	—	2,691,713	—	2,691,713
Netherlands	—	2,508,145	—	2,508,145
United Kingdom	—	12,593,368	—	12,593,368
United States	—	8,172,703	—	8,172,703
Total Corporate Bonds	—	31,901,832	—	31,901,832
US Government Obligations	—	11,306,620	—	11,306,620
Total US Government Obligations	—	11,306,620	—	11,306,620
Common Stocks
United Kingdom	607,385	—	—	607,385
Total Common Stocks	607,385	—	—	607,385
Short-Term Investment	4,136,202	—	—	4,136,202
Total Investments	4,743,587	43,208,452	—	47,952,039
Financial Derivative Instruments
Forward Foreign Currency
Exchange Contracts	—	307,087	—	307,087
Total Financial Derivative Instruments	$—	$307,087	$—	$307,087

During the year ended December 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Henderson Global Funds	Notes to financial statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Change in					Balance
	Balance as of	Accrued		unrealized			Transfers	Transfers	as of
Investments in	January 1,	discounts/	Realized	appreciation			in to	out of	December
Securities	2011	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	31, 2011
Corporate Bonds
Netherlands
Arran
Corporate
Loans B.V.,
Class E3	$1,850,000	$1,594	$55,185	$93,221	$0	$(2,000,000)	$0	$0	$0
United States
Lehman
Brothers
UK Capital
Funding
IVLP	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total	$1,850,000	$1,594	$55,185	$93,221	$0	$(2,000,000)	$0	$0	$0

The total net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at December 31, 2011 was $0.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments for Money Market and no fee is payable to HGINA at any time Money Market invests substantially all its assets in a master-feeder structure. Prior to June 1 2011, HGINA earned a fee for its services to Strategic Income, based on Strategic Income’s average daily managed assets as set forth below.

Strategic Income1	First $1 billion	0.75%
	Next $500 million	0.70%
	Over $1.5 billion	0.65%

1 Managed assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund’s average daily managed assets, HGINA’s fee will be higher if the Fund is leveraged.

Effective June 1, 2011, HGINA earns a fee for its services based on the Fund’s average daily managed assets as set forth below.

Strategic Income	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%

Pursuant to separate contractual Expense Limitation Agreements, for Money Market, HGINA has agreed to waive or limit the Fund’s expenses, including its pro-rata allocation of expense from Master Portfolio and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual expenses, less distribution and service fees, to 0.40% of the Fund’s average daily net assets through July 31, 2012. For Strategic Income, HGINA has also agreed to waive or limit its investment advisory fee and, if necessary, to reimburse other operating expenses of Strategic Income in order to limit total annual ordinary operating expenses to 0.85% of average daily net assets through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets is as follows:

		Class
	Class A	B & C	Class I	Class Z
Money
Market	0.40%	0.40%	N/A	0.40%
Strategic
Income	1.10%	1.85%	0.85%	N/A

HGINA may limit expenses to the extent it deems appropriate to enhance the yield of Money Market during periods when fixed expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by HGINA at any time without notice.

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At December 31, 2011, HII owned the following number of shares in the Funds:

Shares
Strategic Income Class I	1,146

Henderson Global Funds	Notes to financial statements

On December 31, 2011, the Henderson International Opportunities Fund, a separate series of the Henderson Global Funds, owned 76.5% of Money Market. The Henderson International Opportunities Fund invests a portion of its un-invested cash in Money Market to assist with short-term cash management.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance officer fees in the Statements of Operations.

Note 6. Distribution

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders. In accordance with a waiver agreement, the distributor has agreed to waive all distribution and service fees for Money Market through April 30, 2013.

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and US government securities, for Strategic Income for the year ended December 31, 2011, were as follows:

	Purchases	Sales
Strategic Income	$11,276,563	$30,339,597

The US federal income tax basis of Strategic Income’s investments excluding foreign currency, forward currency contracts and futures contracts at December 31, 2011, and the gross unrealized appreciation and depreciation, were as follows:

Strategic
Income
Cost	$51,744,493
Gross unrealized appreciation	1,926,268
Gross unrealized depreciation	(5,718,722)
Net unrealized depreciation	(3,792,454)

Tax cost and book cost are the same for Money Market.

Note 8. Significant concentrations

Strategic Income invests a substantial percentage of its assets in securities of foreign issuers. Strategic Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Fund invests may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Strategic Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds”. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

Henderson Global Funds	Notes to financial statements

Strategic Income may invest a high percentage of its net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

Note 9. Borrowing arrangements

The Trust has a $100 million credit facility for certain Funds of the Trust, including Strategic Income, to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating Funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed under this facility for Strategic Income during the year ended December 31, 2011.

Henderson Global Funds

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson Money Market Fund and Henderson Strategic Income Fund (collectively, the “Funds”), two of the Funds constituting the Henderson Global Funds, as of December 31, 2011, and the related statements of operations statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Henderson Money Market Fund and Henderson Strategic Income Fund of the Henderson Global Funds at December 31, 2011, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 28, 2012

Henderson Global Funds	Other information (unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2011 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ended December 31, 2011. In February 2012, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund’s designated qualified dividends for the fiscal year ended December 31, 2011 as follows:

Strategic Income	$136,153

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six-months ended December 31, 2011.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Henderson Global Funds	Other information (unaudited)

Expenses paid during the period include amounts reflected in the Funds Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

	Class A	Class B	Class C	Class I	Class Z
Money
Market	0.20%	0.20%	0.20%	N/A	0.20%
Strategic
Income	1.10	1.85	1.85	0.85	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3 and 4. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1
	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	July 1,	December 31,	the
Actual	2011	2011	period*
Money Market
Class A	$1,000.00	$1,000.25	$1.01
Class B	1,000.00	1,000.25	1.01
Class C	1,000.00	1,000.30	1.01
Class Z	1,000.00	1,000.30	1.01
Strategic Income
Class A	1,000.00	964.20	5.45
Class B	1,000.00	960.60	9.14
Class C	1,000.00	960.50	9.14
Class I	1,000.00	965.50	4.21

Table 2
Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	July 1,	December 31,	the
expenses)	2011	2011	period*
Money Market
Class A	$1,000.00	$1,023.99	$1.02
Class B	1,000.00	1,023.99	1.02
Class C	1,000.00	1,023.99	1.02
Class Z	1,000.00	1,023.99	1.02
Strategic Income
Class A	1,000.00	1,019.45	5.60
Class B	1,000.00	1,015.67	9.40
Class C	1,000.00	1,015.67	9.40
Class I	1,000.00	1,020.72	4.33

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

Henderson Global Funds	Trustees and officers (unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	During Past Five Years	Held
Independent Trustees
C . Gary Gerst	Chairman and	Since 2001	General Partner, Cornelius & Lothian LP	Formerly, Trustee, Harris
February 1939	Trustee		(private partnership investing in non-public	Insight Funds Trust.
investments), since 1993; Member of the
Governing Council of the Independent
Directors Council (IDC), since 2004;
Board Member of the Investment Company
Institute, since 2004.

Roland C. Baker	Trustee	Since 2001	Consultant to financial services industry.	Director, Sammons
August 1938				Financial Enterprises, Inc.
and its life insurance sub-
sidiaries, North American
Company for Life and
Health Insurance (a
provider of life insurance,
health insurance and
annuities), and Midland
National Life Insurance
Company (an affiliate of
North American Company
for Life and Health
Insurance); Director,
People’s Trust Insurance
Company (a Florida
provider of homeowner’s
insurance); formerly,
Trustee, Scottish Widows
Investment Partnership
Trust; formerly Trustee,
Allstate Financial
Investment Trust; and
formerly, Director, Quanta
Capital Holdings, Inc.
(provider of property and
casualty reinsurance).

Faris F. Chesley	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC,	None.
August 1938			Since 2001; Vice Chairman, ABN-AMRO, Inc.
(a financial services company), 1998-2001.

James W. Atkinson	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC,	Formerly, Trustee,
August 1950			since 2009	LaRabida Children’s
Hospital: formerly Trustee,
Surgeons Diversified
Investment Fund.

Richard W. Durkes	Trustee	Since 2011	Managing Director, Sandler O’Neill & Partners,	Trustee, Sankaty Head
February 1950			L.P. (a financial services Company), since 2002.	Foundation.

Interested Trustees and Officers of the Trust
James G. O’Brien4	Trustee	Since 2011	Managing Director, HGINA, Since 2008	Director, The Olson
May 1960	and		and Director, Corporate Services, HGINA,	Company
	President	Since 2010	2001-2008.

Charles Thompson II4	Trustee	Since 2011	Director of US Retail, since 2010, Director	None.
April 1970	and		of National Sales, 2007-2010, Divisional
	Vice President	Since 2010	Director – Central Region, 2002 – 2007.

Kenneth A. Kalina	Chief	Since 2005	Chief Compliance Officer, HGINA.	N/A
August 1959	Compliance
Officer

Henderson Global Funds	Trustees and officers (unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	during Past Five Years	Held
Interested Trustees and Officers of the Trust
Alanna P. Nensel	Vice President	Since 2002	Director, Retail Marketing and Product	N/A
July 1975			Management, HGINA.

Scott E. Volk	Vice President	Since 2001	Director, Retail Finance and Operations,	N/A
May 1971			HGINA.

Christopher K.	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Yarbrough
October 1974

Troy M. Statczar	Treasurer	Since	Head of US Fund Administration and	N/A
August 1971		2008	Accounting, HGINA, since July 2008,
Senior Vice President, Citigroup 2005-2008.

Richard J. Mitchell	Assistant	Since 2007	Assistant Treasurer, HGINA.	N/A
May 1963	Treasurer

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all ten series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Unless otherwise noted, this information is as of December 31, 2011. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Privacy notice
Henderson Global Funds

  This notice describes the privacy practices followed by Henderson Global Funds.

     Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

     In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

     In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

     Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

     For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds

Trustees C. Gary Gerst, Chairman James W. Atkinson Roland C. Baker Faris F. Chesley Richard W. Durkes James G. O’Brien* Charles Thompson II*
Investment Adviser
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

Transfer Agent
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street

Officers
James G. O’Brien, President
Charles Thompson II, Vice President
Alanna P. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer
Boston, MA 02111 For more information Please call 1.866.4HENDERSON (1.866.443.6337) or visit our website: www.hendersonglobalinvestors.com

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

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STATE STREET MONEY MARKET PORTFOLIO

ANNUAL REPORT

December 31, 2011

State Street Money Market Portfolio (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the State Street Money Market Portfolio, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2011 to December 31, 2011.

The table below illustrates your Portfolio’s costs in two ways:

•
Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•
Based on hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During
	July 1, 2011	December 31, 2011	Period *
Based on Actual Portfolio Return	$1,000.00	$1,000.90	$ 0.35
Based on Hypothetical
(5% return before expenses)	$1,000.00	$1,024.85	$ 0.36

*
The calculations are based on expenses incurred in the most recent six month period of the Portfolio. The annualized average weighted expense ratio as of December 31, 2011 was 0.07%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by 184/365 (the most recent six month period).

State Street Money Market Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition *	December 31, 2011
Certificates of Deposit	64.3%
Government Agency Repurchase Agreements	9.9
Asset Backed Commercial Paper	8.9
Financial Company Commercial Paper	7.1
Treasury Repurchase Agreements	4.1
Other Notes	3.7
Other Repurchase Agreement	1.0
Other Assets In Excess of Liabilities	1.0
Total	100.0%

Maturity Ladder *	December 31, 2011
Overnight (1 Day)	13.7%
2-30 Days	56.6
31-60 Days	9.9
61-90 Days	3.3
Over 90 Days	15.5
Total	99.0%
Average days to maturity	22
Weighted average life	40

* As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See Notes to Financial Statements.

State Street Money Market Portfolio
Portfolio of Investments
December 31, 2011

Name of Issuer	Interest	Next Rate	Maturity	Principal	Amortized
and Title of Issue	Rate	Reset Date	Date	Amount	Cost
ASSET BACKED COMMERCIAL PAPER – 8.9%
Aspen Funding Corp.(a)	0.320%	01/06/2012	01/06/2012	$100,000,000	$ 99,995,556
Collateralized Commercial Paper Co. LLC	0.280%	02/02/2012	02/02/2012	135,000,000	134,966,400
Gemini Securitization Corp. LLC(a)	0.320%	01/04/2012	01/04/2012	165,000,000	164,995,600
Gemini Securitization Corp. LLC(a)	0.320%	01/06/2012	01/06/2012	250,000,000	249,988,889
Kells Funding LLC(a)	0.420%	01/04/2012	01/04/2012	100,000,000	99,996,500
Kells Funding LLC(a)	0.430%	01/11/2012	01/11/2012	50,000,000	49,994,028
Kells Funding LLC(a)	0.430%	01/25/2012	01/25/2012	200,000,000	199,942,667
Kells Funding LLC(a)	0.430%	01/26/2012	01/26/2012	100,000,000	99,970,139
Kells Funding LLC(a)	0.430%	01/30/2012	01/30/2012	200,000,000	199,930,722
Kells Funding LLC(a)	0.430%	01/31/2012	01/31/2012	200,000,000	199,928,333
Kells Funding LLC(a)	0.440%	02/03/2012	02/03/2012	100,000,000	99,959,667
Newport Funding Corp.(a)	0.320%	01/04/2012	01/04/2012	85,000,000	84,997,733
Newport Funding Corp.(a)	0.320%	01/06/2012	01/06/2012	65,000,000	64,997,111
Solitaire Funding LLC(a)	0.290%	01/05/2012	01/05/2012	100,000,000	99,996,778
Solitaire Funding LLC(a)	0.350%	01/13/2012	01/13/2012	100,000,000	99,988,333
Solitaire Funding LLC(a)	0.350%	01/17/2012	01/17/2012	72,000,000	71,988,800
TOTAL ASSET BACKED COMMERCIAL PAPER					2,021,637,256

FINANCIAL COMPANY COMMERCIAL PAPER – 7.1%
Australia & New Zealand Banking Group
Ltd.(a)	0.534%	03/07/2012	06/07/2012	101,000,000	101,000,000
Australia & New Zealand Banking Group
Ltd.(a)	0.540%	03/08/2012	06/08/2012	78,000,000	78,000,000
DnB NOR Bank ASA(a)(c)	0.421%	01/19/2012	01/19/2012	154,000,000	154,000,000
General Electric Capital Corp.	0.250%	02/10/2012	02/10/2012	250,000,000	249,930,555
General Electric Capital Corp.	0.150%	03/27/2012	03/27/2012	90,000,000	89,967,750
General Electric Capital Corp.	0.280%	04/05/2012	04/05/2012	132,000,000	131,902,467
General Electric Capital Corp.	0.280%	04/09/2012	04/09/2012	107,000,000	106,917,610
General Electric Capital Corp.	0.260%	04/23/2012	04/23/2012	100,000,000	99,918,389
Nordea Bank AB	0.180%	01/05/2012	01/05/2012	75,000,000	74,998,500
Nordea Bank AB	0.340%	01/10/2012	01/10/2012	400,000,000	399,966,000
Skandinaviska Enskilda Banken AB(a)	0.360%	01/06/2012	01/06/2012	50,000,000	49,997,500
Toyota Motor Credit Corp.	0.320%	04/05/2012	04/05/2012	25,600,000	25,578,382
Toyota Motor Credit Corp.	0.330%	04/12/2012	04/12/2012	25,600,000	25,576,064
Toyota Motor Credit Corp.	0.330%	04/16/2012	04/16/2012	37,307,000	37,270,750
TOTAL FINANCIAL COMPANY COMMERCIAL PAPER					1,625,023,967

CERTIFICATES OF DEPOSIT – 64.3%
Bank of Montreal	0.050%	01/05/2012	01/05/2012	300,000,000	300,000,000
Bank of Montreal	0.060%	01/05/2012	01/05/2012	125,000,000	125,000,000
Bank of Montreal	0.120%	01/06/2012	01/06/2012	150,000,000	150,000,000

See Notes to Financial Statements.

State Street Money Market Portfolio
Portfolio of Investments — (continued)
December 31, 2011

Name of Issuer	Interest	Next Rate	Maturity	Principal	Amortized
and Title of Issue	Rate	Reset Date	Date	Amount	Cost
CERTIFICATES OF DEPOSIT – (continued)
Bank of Montreal	0.120%	01/20/2012	01/20/2012	$175,000,000	$ 175,000,000
Bank of Montreal(c)	0.431%	01/06/2012	12/05/2012	94,000,000	94,000,000
Bank of Nova Scotia	0.300%	01/17/2012	01/17/2012	390,000,000	390,000,000
Bank of Nova Scotia	0.300%	01/26/2012	01/26/2012	200,000,000	200,000,000
Bank of Nova Scotia	0.280%	03/20/2012	03/20/2012	160,000,000	160,000,000
Bank of Nova Scotia	0.280%	04/04/2012	04/04/2012	225,000,000	225,000,000
Bank of Nova Scotia	0.270%	04/05/2012	04/05/2012	150,000,000	150,000,000
Bank of Nova Scotia(c)	0.611%	02/16/2012	09/14/2012	38,000,000	38,000,000
Bank of Tokyo – Mitsubishi	0.200%	01/05/2012	01/05/2012	145,000,000	145,000,000
Bank of Tokyo – Mitsubishi	0.210%	01/12/2012	01/12/2012	600,000,000	600,000,000
Bank of Tokyo – Mitsubishi	0.210%	01/18/2012	01/18/2012	160,000,000	160,000,000
Bank of Tokyo – Mitsubishi	0.220%	01/30/2012	01/30/2012	200,000,000	200,000,000
Barclays Bank	0.215%	01/03/2012	01/03/2012	300,000,000	300,000,000
Barclays Bank(c)	0.546%	01/10/2012	01/10/2012	300,000,000	300,000,000
Barclays Bank	0.400%	01/17/2012	01/17/2012	200,000,000	200,000,000
Barclays Bank(c)	0.513%	01/17/2012	02/16/2012	150,000,000	150,000,000
Credit Suisse	0.200%	01/05/2012	01/05/2012	70,000,000	70,000,000
Credit Suisse	0.400%	01/12/2012	01/12/2012	500,000,000	500,000,000
Credit Suisse	0.200%	01/13/2012	01/13/2012	130,000,000	130,000,000
Credit Suisse(c)	0.421%	01/05/2012	01/04/2013	187,000,000	187,000,000
Deutsche Bank AG	0.350%	01/11/2012	01/11/2012	150,000,000	150,000,000
Deutsche Bank AG	0.410%	01/17/2012	01/17/2012	200,000,000	200,000,000
Deutsche Bank AG(c)	0.471%	01/05/2012	04/03/2012	100,000,000	100,000,000
ING Bank NV	0.280%	01/09/2012	01/09/2012	250,000,000	250,000,000
ING Bank NV	0.300%	01/20/2012	01/20/2012	400,000,000	400,000,000
ING Bank NV	0.450%	02/01/2012	02/01/2012	200,000,000	200,000,000
ING Bank NV	0.450%	02/02/2012	02/02/2012	250,000,000	250,000,000
Lloyds TSB Bank	0.200%	01/05/2012	01/05/2012	100,000,000	100,000,000
Lloyds TSB Bank	0.400%	01/12/2012	01/12/2012	500,000,000	500,000,000
Lloyds TSB Bank	0.400%	01/13/2012	01/13/2012	150,000,000	150,000,000
Lloyds TSB Bank	0.400%	01/17/2012	01/17/2012	200,000,000	200,000,000
Lloyds TSB Bank	0.215%	01/23/2012	01/23/2012	200,000,000	200,000,000
National Australia Bank Ltd.	0.355%	03/23/2012	03/23/2012	500,000,000	500,005,689
National Australia Bank Ltd.(c)	0.351%	01/03/2012	04/26/2012	263,000,000	263,000,000
National Australia Bank Ltd.(c)	0.355%	01/09/2012	06/06/2012	200,000,000	200,000,000
National Australia Bank Ltd.(c)	0.356%	01/09/2012	06/07/2012	150,000,000	150,000,000
National Bank of Canada	0.140%	01/20/2012	01/20/2012	180,000,000	180,000,000
Nordea Bank AB	0.330%	01/09/2012	01/09/2012	400,000,000	399,999,556
Rabobank Nederland NV(c)	0.371%	01/03/2012	04/02/2012	225,000,000	225,000,000
Rabobank Nederland NV	0.520%	04/03/2012	04/03/2012	500,000,000	500,000,000
Rabobank Nederland NV(c)	0.338%	01/17/2012	05/14/2012	140,000,000	140,000,000

See Notes to Financial Statements.

State Street Money Market Portfolio
Portfolio of Investments — (continued)
December 31, 2011
Name of Issuer	Interest	Next Rate	Maturity	Principal	Amortized
and Title of Issue	Rate	Reset Date	Date	Amount	Cost
CERTIFICATES OF DEPOSIT – (continued)
Rabobank Nederland NV(c)	0.348%	01/17/2012	05/14/2012	$140,000,000	$ 140,000,000
Royal Bank of Scotland	0.290%	01/04/2012	01/04/2012	400,000,000	400,000,000
Royal Bank of Scotland	0.290%	01/11/2012	01/11/2012	125,000,000	125,000,000
Royal Bank of Scotland	0.300%	01/13/2012	01/13/2012	229,000,000	229,000,000
Skandinaviska Enskilda Banken AB	0.360%	01/06/2012	01/06/2012	325,000,000	325,000,000
Skandinaviska Enskilda Banken AB	0.360%	01/09/2012	01/09/2012	190,000,000	190,000,000
Skandinaviska Enskilda Banken AB	0.360%	02/01/2012	02/01/2012	300,000,000	300,000,000
Standard Chartered Bank	0.400%	01/17/2012	01/17/2012	255,000,000	255,000,000
Sumitomo Mitsui Banking Corp.	0.220%	01/06/2012	01/06/2012	320,000,000	320,000,222
Sumitomo Mitsui Banking Corp.	0.220%	01/09/2012	01/09/2012	300,000,000	300,000,000
Svenska Handelsbanken AB	0.325%	01/04/2012	01/04/2012	225,000,000	225,000,000
Svenska Handelsbanken AB	0.185%	01/13/2012	01/13/2012	225,000,000	225,000,375
Swedbank AB	0.210%	01/05/2012	01/05/2012	220,000,000	220,000,000
Toronto Dominion Bank(c)	0.356%	01/12/2011	01/12/2012	111,000,000	111,000,000
UBS AG	0.440%	01/11/2012	01/11/2012	200,000,000	200,000,000
UBS AG	0.250%	02/03/2012	02/03/2012	700,000,000	700,000,000
UBS AG(c)	0.523%	02/06/2012	02/06/2012	180,000,000	180,000,000
TOTAL CERTIFICATES OF DEPOSIT					14,652,005,842

OTHER NOTES – 3.7%
Bank of America NA	0.260%	01/13/2012	01/13/2012	150,000,000	150,000,000
Commonwealth Bank of Australia(b)(c)	0.572%	01/27/2012	11/26/2012	31,000,000	31,000,000
Nordea Bank AB(b)(c)	0.571%	02/21/2012	11/16/2012	174,000,000	174,000,000
Rabobank Nederland NV(b)(c)	0.601%	02/16/2012	12/14/2012	107,000,000	107,000,000
Svenska Handelsbanken AB(b)(c)	0.611%	02/09/2012	05/08/2012	40,000,000	40,000,000
Svenska Handelsbanken AB(b)(c)	0.516%	02/17/2012	05/16/2012	300,000,000	300,000,000
Westpac Banking Corp.(c)	0.575%	01/30/2012	11/27/2012	35,000,000	35,000,000
TOTAL OTHER NOTES					837,000,000

See Notes to Financial Statements.

State Street Money Market Portfolio
Portfolio of Investments — (continued)
December 31, 2011

Name of Issuer	Interest	Next Rate	Maturity	Principal	Market
and Title of Issue	Rate	Reset Date	Date	Amount	Value
GOVERNMENT AGENCY REPURCHASE AGREEMENTS – 9.9%
Agreement with Citigroup Global Markets,
Inc. and The Bank of New York Mellon
(Tri-Party), dated 12/30/2011
(collateralized by Federal Home Loan
Mortgage Corporations, 4.500% due
09/01/2024 – 09/01/2041, Federal National
Mortgage Associations, 4.000% – 6.000%
due 09/01/2037 – 10/01/2041 and
Government National Mortgage
Associations, 3.500% – 5.500% due
11/15/2038 – 12/20/2041 valued at
$137,700,000); proceeds $135,001,050	0.070%	01/03/2012	01/03/2012	$135,000,000	$ 135,000,000

Agreement with Credit Suisse Securities
(USA) LLC and JP Morgan Chase & Co.
(Tri-Party), dated 12/30/2011
(collateralized by a Federal Home Loan
Mortgage Corporation, 4.000% due
12/01/2041 valued at $178,500,484);
proceeds $175,000,972	0.050%	01/03/2012	01/03/2012	175,000,000	175,000,000

Agreement with Credit Suisse Securities
(USA) LLC and JP Morgan Chase & Co.
(Tri-Party), dated 12/30/2011
(collateralized by Federal National
Mortgage Associations, 3.000% – 8.000%
due 08/01/2014 – 01/01/2042 valued at
$408,003,468); proceeds $400,002,667	0.060%	01/03/2012	01/03/2012	400,000,000	400,000,000

Agreement with Goldman Sachs & Co. and
The Bank of New York Mellon (Tri-
Party), dated 12/30/2011 (collateralized by
Federal Home Loan Mortgage
Corporations, 3.500% – 7.000% due
10/01/2017 – 09/01/2047 and Federal
National Mortgage Associations,
3.000% – 9.000% due
07/01/2014 – 12/01/2041 valued at
$306,000,000); proceeds $300,004,500	0.090%	01/05/2012	01/05/2012	300,000,000	300,000,000

Agreement with Goldman Sachs & Co. and
The Bank of New York Mellon (Tri-
Party), dated 12/30/2011 (collateralized by
Federal Home Loan Mortgage
Corporations, 4.000% – 4.500% due
10/01/2025 – 08/01/2040 and Federal
National Mortgage Associations,
0.000% – 6.500% due
03/01/2025 – 09/25/2042 valued at
$770,100,000); proceeds $755,008,389	0.100%	01/03/2012	01/03/2012	755,000,000	755,000,000

Agreement with JP Morgan Securities, Inc.
and JP Morgan Chase & Co. (Tri-Party),
dated 12/30/2011 (collateralized by
Federal Home Loan Mortgage
Corporations, 2.000% – 6.000% due
01/15/2018 – 08/15/2037 valued at
$91,801,308); proceeds $90,000,600	0.060%	01/03/2012	01/03/2012	90,000,000	90,000,000

See Notes to Financial Statements.

State Street Money Market Portfolio
Portfolio of Investments — (continued)
December 31, 2011

Name of Issuer	Interest	Next Rate	Maturity	Principal	Market
and Title of Issue	Rate	Reset Date	Date	Amount	Value
GOVERNMENT AGENCY REPURCHASE AGREEMENTS – (continued)
Agreement with Merrill Lynch Government
Securities, Inc. and The Bank of New York
Mellon (Tri-Party), dated 12/30/2011
(collateralized by Federal National
Mortgage Associations, 4.500% – 5.000%
due 05/01/2041 – 11/01/2041 and
Government National Mortgage
Associations, 1.534% – 5.389% due
10/20/2039 – 06/20/2061 valued at
$408,000,000); proceeds $400,003,111	0.070%	01/03/2012	01/03/2012	$400,000,000	$ 400,000,000
TOTAL GOVERNMENT AGENCY REPURCHASE AGREEMENTS					2,255,000,000

TREASURY REPURCHASE AGREEMENTS – 4.1%
Agreement with Barclays Capital, Inc. and
The Bank of New York Mellon
(Tri-Party), dated 12/30/2011
(collateralized by a U.S. Treasury Strip,
5.250% due 11/15/2028 valued at
$204,000,137); proceeds $200,000,444	0.020%	01/03/2012	01/03/2012	200,000,000	200,000,000

Agreement with Barclays Capital, Inc. and
The Bank of New York Mellon
(Tri-Party), dated 12/30/2011
(collateralized by a U.S. Treasury Strip,
5.250% due 11/15/2028 valued at
$351,900,005); proceeds $345,000,383	0.010%	01/03/2012	01/03/2012	345,000,000	345,000,000

Agreement with Credit Suisse Securities
(USA) LLC and JP Morgan Chase & Co.
(Tri-Party), dated 12/30/2011
(collateralized by a U.S. Treasury Bond,
4.750% due 12/01/2041 valued at
$306,005,907); proceeds $300,000,667	0.020%	01/03/2012	01/03/2012	300,000,000	300,000,000

Agreement with Merrill Lynch Government
Securities, Inc. and The Bank of New York
Mellon (Tri-Party), dated 12/30/2011
(collateralized by a U.S. Treasury Strip,
0.000% due 06/14/2012 valued at
$102,000,014); proceeds $100,000,222	0.020%	01/03/2012	01/03/2012	100,000,000	100,000,000
TOTAL TREASURY REPURCHASE AGREEMENTS					945,000,000

OTHER REPURCHASE AGREEMENT – 1.0%
Agreement with Credit Suisse Securities
(USA) LLC and JP Morgan Chase & Co.
(Tri-Party), dated 12/30/2011
(collateralized by common stocks valued at
$243,008,126); proceeds $225,004,750	0.190%	01/03/2012	01/03/2012	225,000,000	225,000,000
TOTAL OTHER REPURCHASE AGREEMENT					225,000,000

TOTAL INVESTMENTS(d)† – 99.0%					22,560,667,065
Other Assets in Excess of Liabilities – 1.0%					219,519,280
NET ASSETS – 100.0%					$22,780,186,345

See Notes to Financial Statements.

State Street Money Market Portfolio
Portfolio of Investments — (continued)
December 31, 2011

(a)
Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $2,269,668,356 or 9.96% of net assets as of December 31, 2011.

(b)
Security subject to restrictions on resale under federal securities laws, which may only be resold upon registration under the Securities Act of 1933, as amended (“1933 Act”) or in transactions exempt from registration, including sales to qualified institutional buyers pursuant to Rule 144A of the 1933 Act. The Portfolio does not have the right to demand that this security be registered. The Fund’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $652,000,000 or 2.86% of net assets as of December 31, 2011.

(c)	Variable Rate Security – Interest rate shown is rate in effect as of December 31, 2011.
(d)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)
†	See Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

State Street Money Market Portfolio
Statement of Assets and Liabilities
December 31, 2011

Assets
Investments at market value and amortized cost (Note 2)	$19,135,667,065
Repurchase Agreements, at market value and cost (Note 2)	3,425,000,000
Total Investments	22,560,667,065
Cash	215,211,690
Interest receivable	5,571,399
Prepaid expenses and other assets	43,780
Total assets	22,781,493,934
Liabilities
Management fee (Note 3)	1,004,496
Administration and custody fees (Note 3)	271,443
Professional fees	27,652
Accrued expenses and other liabilities	3,998
Total liabilities	1,307,589
Net Assets	$22,780,186,345

See Notes to Financial Statements.

State Street Money Market Portfolio
Statement of Operations
Year Ended December 31, 2011

Investment Income
Interest	$73,115,297
Expenses
Management fees (Note 3)	15,335,199
Administration and custody fees (Note 3)	3,755,811
Professional fees	70,986
Trustees’ fees (Note 4)	71,910
Printing fees	5,792
Other expenses	126,334
Total expenses	19,366,032
Less: Advisor fees waived (Note 3)	(652,351)
Total net expenses	18,713,681
Net Investment Income (Loss)	$54,401,616
Realized Gain (Loss)
Net realized gain on investments	$35,236
Net Increase (Decrease) in Net Assets Resulting from Operations	$54,436,852

See Notes to Financial Statements.

State Street Money Market Portfolio
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$54,401,616	$41,688,940
Net realized gain on investments	35,236	65,219
Net increase in net assets from operations	54,436,852	41,754,159
Capital Transactions:
Contributions	54,609,201,296	57,811,748,486
Withdrawals	(58,387,277,456)	(46,837,758,144)
Net increase (decrease) in net assets from capital transactions	(3,778,076,160)	10,973,990,342
Net Increase (Decrease) in Net Assets	(3,723,639,308)	11,015,744,501
Net Assets
Beginning of year	26,503,825,653	15,488,081,152
End of year	$22,780,186,345	$26,503,825,653

See Notes to Financial Statements.

State Street Money Market Portfolio

Financial Highlights

		Ratios to Average Net Assets			Net Assets
		Gross	Net	Net	End of
	Total	Operating	Operating	Investment	Period
Year Ended December 31,	Return(a)	Expenses	Expenses	Income (Loss)	(000s Omitted)
2011	0.20%	0.07%	0.07%	0.20%(b)	$22,780,186
2010	0.20%	0.12%	0.12%	0.20%	$26,503,826
2009	0.52%	0.12%	0.11%(b)	0.46%(b)	$15,488,081
2008	2.75%	0.12%	0.10%	2.79%	$8,605,905
2007	5.30%	0.12%	0.10%	5.14%	$6,918,263

(a)	Results represent past performance and are not indicative of future results. Total return for periods of less than one year are not annualized.
(b)	Results reflect the effect of expense waivers. Without these waivers, net investment income would have been lower.

See Notes to Financial Statements.

State Street Money Market Portfolio
Notes to Financial Statements
December 31, 2011

1. Organization

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Short-Term Tax Exempt Bond Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio and State Street Treasury Plus Money Market Portfolio. At December 31, 2011, the following Portfolios were in operation: State Street Equity 500 Index Portfolio, State Street Money Market Portfolio, State Street Tax Money Market Portfolio, State Street Short-Term Tax Exempt Bond Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio and State Street Treasury Plus Money Market Portfolio. Information presented in these financial statements pertains only to State Street Money Market Portfolio (the “Portfolio”). The Portfolio commenced operations on August 12, 2004. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in U.S. dollar denominated money market securities.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – As permitted under Rule 2a-7 of the 1940 Act and certain conditions therein, securities of the Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

State Street Money Market Portfolio
Notes to Financial Statements — (continued)
December 31, 2011

•	Level 3 – significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Portfolio’s assets carried at fair value:

Investments in
Valuation Inputs	Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	22,560,667,065
Level 3 – Significant Unobservable Inputs	—
Total Investments	$22,560,667,065

The type of inputs used to value each security under the provisions surrounding fair value measurement and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

As of the year ended December 31, 2011, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Premium is amortized and discount is accreted using the straight line method. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes – The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as partnerships for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the respective Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of December 31, 2011, and determined it does not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2011, tax years 2008 through 2011 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

State Street Money Market Portfolio
Notes to Financial Statements — (continued)
December 31, 2011

Repurchase Agreements – A repurchase agreement customarily obligates the seller at the time it sells securities to a Portfolio to repurchase the securities at a mutually agreed upon price and time which, in the case of the Portfolio’s transactions, is generally within seven days. The total amount received by a Portfolio on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) a Portfolio will seek to dispose of such securities; this action could involve costs or delays. In addition, the proceeds of any such disposition may be less than the amount the Portfolio is owed under the repurchase agreement. The Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Expense allocation – Certain expenses are applicable to multiple Portfolios. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses of the Trust that are not directly attributed to a Portfolio are allocated among the Portfolios, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Portfolios can otherwise be made fairly.

Use of estimates – The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

Subsequent events – Management has determined that there are no subsequent events or transactions that would have materially impacted the Portfolio’s financial statements as presented.

3. Related Party Fees

The Portfolio has entered into an investment advisory agreement with the Adviser. The Adviser directs the investments of the Portfolio in accordance with their investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, until January 31, 2011, the Portfolio paid the Adviser a management fee at an annual rate of 0.10% of the Portfolio’s average daily net assets. Effective February 1, 2011, SSgA FM agreed to contractually waive 0.05% of the 0.10% payable by the Portfolio for investment advisory services through January 31, 2012. On February 18, 2011, the Board of Trustees approved a revised investment advisory agreement for the Portfolio to amend the management fee payable by the Portfolio to an annual rate of 0.05% of the Portfolio’s average daily net assets. Pursuant to the agreements of February 1, 2011 and February 18, 2011, the Portfolio will pay a fee at an annual rate of 0.05% of its average daily net assets for investment advisory services received from the Adviser.

State Street is the administrator, custodian and transfer agent for the Portfolio. In compensation for State Street’s services as administrator, custodian and transfer agent beginning February 1, 2007, the Trust pays State Street an annual fee, which is accrued daily and payable monthly at the applicable fee rate

State Street Money Market Portfolio
Notes to Financial Statements — (continued)
December 31, 2011

described below, of the following annual percentages of the Trust’s average aggregate daily net assets during the month as follows:

Annual percentage of
Asset Levels	average aggregate daily net assets
First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee	$150,000

4. Trustees’ Fees

The Trust paid each Trustee who is not an officer or employee of SSgA FM or State Street $2,500 for each meeting of the Board of Trustees and an additional $500 for each telephonic meeting attended. The Trust also paid each Trustee an annual retainer of $30,000. Each Trustee is reimbursed for out-of-pocket and travel expenses. Effective January 1, 2012, the Trust pays each Trustee an annual retainer of $100,000, meeting fees of $5,000 and telephonic meeting fees of $1,250.

5. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements in unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

6. New Accounting Pronouncement

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (International Financial Reporting Standards)”. The ASU changes certain fair value measurement principles and disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Fund’s financial statements and related disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of State Street Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Money Market Portfolio, of State Street Master Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2012

State Street Money Market Portfolio
General Information
December 31, 2011 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolios. A description of the policies and procedures is available without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the website of the Securities Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by August 31 without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 17, 2011 (the “November Meeting” or “Meeting”) to consider the renewal of the investment advisory agreements for the Portfolios (the “Advisory Agreements”). In preparation for considering renewal of the Advisory Agreements at the November Meeting, the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) convened a special telephonic meeting on October 19, 2011 (the “Preliminary Meeting”), at which they reviewed renewal materials provided by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), which they had requested through independent counsel, and discussed the materials with counsel and representatives of the Adviser. In the course of the Preliminary Meeting they requested additional materials from the Adviser and State Street Bank and Trust Company (“State Street”), which were subsequently provided in advance of the November Meeting along with updates of certain of the original materials. At the November Meeting, in deciding whether to renew the Advisory Agreements, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreements, (ii) the investment performance of the Portfolios, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreements reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided in advance of the November Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreements and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, each of which is a money market fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational

State Street Money Market Portfolio
General Information — (continued)
December 31, 2011 (Unaudited)

Advisory Agreement Renewal — (continued)

structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with their investment objectives and investment policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $2.0 trillion in assets under management at September 30, 2011, including over $214.5 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of a variety of money-market products are exceptional. As discussed more fully below, they also determined that the advisory fees paid by the Portfolio were fair and reasonable and that the Portfolios’ performance and expense ratios were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees determined, in view of the investment objectives of the Portfolio and after review and discussion of the available data and of a memorandum discussing the recent performance of the Portfolio supplied by the Adviser at the Independent Trustees’ request, that the investment performance was acceptable. The Trustees noted that the reported recent performance of the Portfolio relative to their peers was not a wholly dependable measure of the Adviser’s success in managing the Portfolio’s investments, due to the fact that the Portfolio’s and most of their peers’ returns had been significantly affected by advisers’ waiving fees and reimbursing expenses, often in order to maintain returns at or above zero; nevertheless, the Trustees determined that, in light of recent conditions in the money market industry, the reported performance of the Portfolio supported a finding that the performance was acceptable, albeit subject to ongoing review at future meetings.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to State Street Global Markets LLC (“SSGM”), also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from feeder funds and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio, and on an aggregate basis with the other feeder funds and master portfolios overseen by the Trustees (together, the “Funds and Portfolios”), for the year ended June 30, 2011, and for the four prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, including information as to changes in the methodologies from prior years, they concluded that these methodologies appeared reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive, especially in light of the competitive levels of the fees paid to the Adviser and State Street by the Trust. They noted that the levels of profitability had increased in recent periods as a number of the Funds and Portfolio had experienced significant growth, and they determined to reconsider the profitability of these relationships to the Adviser and State Street at next year’s renewal meeting.

State Street Money Market Portfolio
General Information — (continued)
December 31, 2011 (Unaudited)

Advisory Agreement Renewal — (continued)

In order better to evaluate the Portfolio’s advisory fees, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were all lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee. (The Trustees noted that the Adviser does not receive any advisory fees from a Fund so long as the Fund invest substantially all of its assets in the applicable Portfolio or in another investment company.) The Trustees also considered that the advisory fees for the Portfolio had been reduced from an annual rate of 0.10% of net assets to 0.05% as of February 1, 2011 (accompanied by simultaneous 0.05% increases in administrative service fee rates at the feeder Fund level) and that, in addition, to help limit expenses of each Portfolio and corresponding series of State Street Institutional Investment Trust, the Adviser had reduced its advisory fee or otherwise reimbursed expenses for those Portfolio.

In addition, the Trustees considered other advisory fees paid to the Adviser. They noted that as a general matter fees paid to the Adviser by similar mutual funds sponsored by State Street tended to be higher than the fees paid by the Portfolio. As to fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by the Adviser, the Trustees noted that these tended to be lower than those paid by the Portfolio; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to the other two types of clients. The Trustees determined that, in light of these significant differences, in both cases the fees were of doubtful utility for purposes of comparison with those of the Portfolio, but that to the extent that meaningful comparison was practicable the differences in services satisfactorily accounted for differences in the fees. The Trustees determined that the Adviser’s fees were fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and with SSGM, a wholly-owned subsidiary of State Street, as principal underwriter for the Trust. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements to obtain third-party (non-proprietary research) services in connection with the Portfolio’s brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fees excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent that economies of scale were in fact being realized, such economies of scale were shared with the Portfolio by virtue of advisory fees of comparatively low levels that subsumed economies of scale in the fees themselves. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees approved the continuance of the Advisory Agreements.

Trustees and Executive Officers (Unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street
Master Funds.

Number of
Funds in
		Term of Office		Fund Complex
Name, Address,	Position(s) Held	and Length of	Principal Occupation	Overseen by	Other Directorships
and Year of Birth	with Trust	Time Served	During Past Five Years	Trustee*	Held by Trustee
Independent Trustees
Michael F. Holland	Trustee and Chairman	Term: Indefinite	Chairman, Holland & Company	22	Trustee, State Street
Holland & Company, LLC	of the Board	Elected: 7/99	L.L.C. (investment adviser)		Institutional Investment
375 Park Avenue			(1995 – present).		Trust; Director, the Holland
New York, NY 10152					Series Fund, Inc.; Director,
1944					The China Fund, Inc.;
Director, The Taiwan Fund,
Inc.; and Director, Reaves
Utility Income Fund, Inc.

William L. Boyan	Trustee	Term: Indefinite	President and Chief Operations	22	Trustee, State Street
State Street Master Funds		Elected: 7/99	Officer, John Hancock Financial		Institutional Investment
P.O. Box 5049			Services (1958 – 1997)		Trust; Former Trustee of Old
Boston, MA 02206			Mr. Boyan retired in 1997.		Mutual South Africa Master
1937			Chairman Emeritus, Children’s		Trust; Trustee, Children’s
			Hospital, Boston, MA		Hospital, Boston, MA; and
			(1984 – 2011); Former Trustee of		Trustee, Florida Stage.
Old Mutual South Africa Master
Trust (investments)
(1992 – 2007); Former Chairman,
Boston Plan For Excellence,
Boston Public
Schools (1995 – 2010).

Rina K. Spence	Trustee	Term: Indefinite	President of SpenceCare	22	Trustee, State Street
State Street Master Funds		Elected: 7/99	International LLC (international		Institutional Investment Trust;
P.O. Box 5049			healthcare consulting)		Director, Berkshire Life
Boston, MA 02206			(1999 – present); Chief Executive		Insurance Company of
1948			Officer, IEmily.com (internet		America (1993 – 2009);
			company)		Director, IEmily.com, Inc.
			(2000 – 2001); Chief Executive		(2000 – 2010); and Trustee,
			Officer of Consensus		National Osteoporosis
			Pharmaceutical, Inc.		Foundation (2005 – 2008).
(1998 – 1999); Founder,
President and Chief Executive
Officer of Spence Center for
Women’s Health (1994 – 1998);
President and CEO Emerson
Hospital (1984 – 1994); Trustee,
Eastern Enterprise (utilities)
(1988 – 2000).

Douglas T. Williams	Trustee	Term: Indefinite	Executive Vice President of	22	Trustee, State Street
State Street Master Funds		Elected: 7/99	Chase Manhattan Bank		Institutional Investment Trust;
P.O. Box 5049			(1987 – 1999). Mr. Williams		Treasurer, Nantucket
Boston, MA 02206			retired in 1999.		Educational Trust
1940					(2002 – 2007).

Interested Trustees**
James E. Ross	Trustee President	Term: Indefinite	President, SSgA Funds	22	Trustee, State Street
SSgA Funds		Elected Trustee: 2/07	Management Inc. (2005 –		Institutional Investment
Management, Inc.		Elected President: 4/05	present); Senior Managing		Trust; Trustee, SPDR Series
State Street Financial Center			Director, State Street		Trust; Trustee, SPDR Index
One Lincoln Street			Global Advisors (2006 – present).		Shares Funds; and Trustee,
Boston, MA 02111-2900					Select Sector SPDR Trust

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.
**	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Term of Office
	Position(s) Held	and Length of
Name, Address, and Year of Birth	with Trust	Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham	Vice President	Term: Indefinite	Senior Managing Director
SSgA Funds		Elected: 09/09	(1992 – present) and Chief Operating Officer
Management, Inc.			(May 2010 – present), SSgA Funds Management, Inc.; Senior Managing
State Street Financial Center			Director, State Street Global Advisors (1992 – present).*
One Lincoln Street
Boston, MA 02111-2900
1967

Laura F. Dell	Treasurer	Term: Indefinite	Vice President, State Street Bank and Trust Company
State Street Bank and		Elected: 11/10	(2002 – present).*
Trust Company
4 Copley Place 5th floor	Assistant Treasurer	11/08-11/10
Boston, MA 02116
1964

Chad C. Hallett	Assistant Treasurer	Term: Indefinite	Vice President, State Street Bank and Trust Company
State Street Bank and		Elected: 09/11	(2001 – present).*
Trust Company
4 Copley Place 5th floor
Boston, MA 02116
1969

Caroline Connolly	Assistant Treasurer	Term: Indefinite	Assistant Vice President, State Street Bank and Trust Company (2007 –
State Street Bank and		Elected: 09/11	present); Assistant Vice President, Eaton Vance Management (2005 –
Trust Company			2007).
4 Copley Place 5th floor
Boston, MA 02116
1975

Jacqueline Angell	Chief Compliance	Term: Indefinite	Vice President, State Street Global Advisors and SSgA Funds
State Street Global	Officer	Elected: 04/11	Management, Inc.
Advisors and SSgA Funds			(2008 – present); Director of Investment Adviser Oversight, Fidelity
Management, Inc.			Investments
State Street Financial Center			(2006 – 2008).
One Lincoln Street
Boston, MA 02111-2900
1974

Ryan M. Louvar	Secretary	Term: Indefinite	Vice President and Senior Counsel, State Street Bank and Trust Company
State Street Bank and		Elected: 2/12	(2005 – present).*
Trust Company
4 Copley Place, 5th Floor
Boston, MA 02116
1972

Mark E. Tuttle	Assistant Secretary	Term: Indefinite	Vice President and Counsel, State Street Bank and Trust Company
State Street Bank and		Elected: 2/12	(2007 – present); Assistant Counsel, BISYS Group, Inc. (2005 – 2007) (a
Trust Company			financial services company).*
4 Copley Place, 5th Floor
Boston, MA 02116
1970

Scott E. Habeeb	Assistant Secretary	Term: Indefinite	Vice President and Counsel, State Street Bank and Trust Company
State Street Bank and		Elected: 2/12	(2007 – present); Legal Analyst, Verizon Communications
Trust Company			(2004 –2007).*
4 Copley Place, 5th Floor
Boston, MA 02116
1968

* Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

Trustees
Michael F. Holland
William L. Boyan
Rina K. Spence
Douglas T. Williams
James E. Ross

Investment Adviser
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Legal Counsel
Ropes & Gray LLP
800 Boylston Street
Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Master Funds
State Street Bank and Trust Company
P.O. Box 5049
Boston, MA 02206

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Henderson
GLOBAL INVESTORS

Henderson

Global Funds

Annual Report
December 31, 2011

International All Cap Equity Fund

Table of contents
Letter to shareholders.	1
International All Cap Equity Fund
Commentary	2
Performance summary	3
Portfolio of investments	4
Statement of assets and liabilities	7
Statement of operations	8
Statement of changes in net assets	9
Statement of changes - capital stock activity	10
Financial highlights	11
Notes to financial statements	13
Report of independent registered public accounting firm	18
Other information	19
Trustees and officers	22

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Fund may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Fund may invest in limited geographic areas and /or sectors which may result in greater market volatility. In addition the Fund may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

The views in this report were those of the Fund manager as of December 31, 2011 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson International All Cap Equity Fund, which covers the year ended December 31, 2011.

2011 was a particularly volatile year for markets with an ongoing European debt crisis, uprisings in the Middle East, the devastating Japanese tsunami and the US losing its AAA credit rating. The final quarter of the year was no exception as the European debt crisis remained uppermost in investors’ minds, although there were some positives toward the end of the year: government easing in China restored some confidence in Asian equity markets and in the US stronger figures on trade, manufacturing activity and consumer spending aided investor sentiment. In Europe, the eighth euro crisis summit of the year was held in December and resulted in the passing of new austerity measures and proposals for greater fiscal coordination in the region. Additionally, the European Central Bank (“ECB”) cut interest rates by 0.25% to 1.0% and announced unlimited three year funding for European banks, which it supplied with €489 billion of 3-year loans at an interest rate of just 1.0%.

What 2011 really may be remembered for, however, is a year where political risk seemed to dominate market sentiment and fundamentals played second fiddle. This risk aversion meant that most equity markets were either static or retreated during 2011, despite rising earnings and balance sheet strengthening on average.

While 2012 is likely to bring further bouts of market volatility, and may include a recession in Europe, there are some grounds for optimism. The ECB has reversed the folly of its rate rises in early 2011 and at 1.0%, its benchmark rate could feasibly still be cut further. Political uncertainty aside, corporate bond markets remain in good health and we find it difficult to foresee a sharp rise in default rates given the general health of company balance sheets.

The US economy and stock market has shown resilience relative to other developed markets, with signs of improvement in the labor market and retail sales defying the pessimists. However, a failure by Congress to reach agreement on fiscal policy could act as a drag on the economy, which would mean monetary policy would have to do the hard work.

Globally, dividend payments are set to be higher in 2012, interest rates should remain very low in the developed world and we believe valuations should remain reasonable – and in fact equity markets were generally cheaper at the beginning of 2012 than 2011. However, political and central bank responses to the ongoing difficulties facing the global economy are expected to continue to dictate the direction of markets in the short term.

We realize that the prevailing environment presents a high level of uncertainty about market direction in the shorter term. However, at Henderson we believe that uncertain market environments can create investment opportunities for those who know where to look. We remain focused on seeking out global investment opportunities with favorable valuations that may be overlooked by other investors, and which help to build differentiated portfolios for our shareholders.

Thank you for investing in the Henderson Global Funds. It’s our goal to continue to serve your financial needs successfully in the years to come, and we appreciate your trust and support in our Funds.

James G. O’Brien
President, Henderson Global Funds

1

Henderson Global Funds	Commentary

International All Cap Equity Fund – 2011

It was a volatile year for equity, bond and commodity markets. Fears surrounding the sovereign indebtedness in the eurozone, wrangling and constant debates over the scope of the European Financial Stability Facility, the downgrading of US debt to AA+, rising Chinese inflation and high oil prices continued to lead risk assets to underperform. The year was not only characterized by sharp declines and rallies, but also by high levels of stock and market correlation with the key movers of market direction being politicians, central bankers, and the ratings agencies rather than any material change in company fundamentals.

For the reporting period ended December 31, 2011, the International All Cap Equity Fund returned -18.22% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of -11.73%.

Positive stock selection came from Japan but this was offset by Asian and emerging market selections. By sector the biggest relative drags came from Energy and Industrials and Consumer Staples, outweighing positive relative returns from Consumer Discretionary and Information Technology. Within the Energy sector, UK listed Indian Energy company Essar Energy suffered from corporate governance issues and concerns over its coal supplies. Positions in small-cap exploration and production companies Jubilant Energy and Petrominerales were also negative. Within the industrial sector, China Rongsheng underperformed due to concerns over declining global shipbuilding orders and delivery delays and Bank of China suffered from continued tightening in loan conditions by Chinese authorities and concerns over deteriorating non-performing loans in the banking system. On the positive side, UK Pharmaceutical group Shire performed well on the back of strong reporting results and providing visibility on key growth products. The Fund also benefited from takeover activity with positions in UK software company Autonomy and Norwegian oil driller Aker Drilling both receiving bids.

Early in the year the Fund reduced its Financials exposure by selling the positions in both Barclays and HSBC. However, some exposure to the sector was maintained by purchasing a position in Standard Chartered, which we believe is well positioned to benefit from long-term Asian growth. Our concerns over earnings growth and corporate governance led us to sell positions in 361 Degrees and Essar Energy. Towards the latter part of the year, the Fund initiated a position in Chinese internet search engine Baidu to benefit from the growth in internet search and advertising in China. In addition, the Fund initiated a position in UK mobile telecom operator Vodafone, which has done well in restructuring its regional portfolio and should benefit from high revenues per user in data and is beginning to recover pricing power in India.

We expect the volatility that was apparent in 2011 to continue into 2012 as the investment outlook remains uncertain. Undoubtedly, near-term focus will continue to be on events in the eurozone, despite the improved banking liquidity. Additionally, economic data continues to be weak in Europe; however, US data continues to be on a more robust path and the Chinese authorities appear to be beginning to ease after their recent tightening fiscal stance. In this uncertain environment we will continue to invest in companies that we believe can grow their earnings, and have stock prices that may attract a premium.

International All Cap Equity Fund
Top 10 long-term holdings
as a percentage
Security	of net assets
Unilever plc	3.3%
Fresenius SE & Co., KGaA	3.0
Standard Chartered plc	3.0
Keppel Corp., Ltd.	2.7
Canon, Inc.	2.5
SGS S.A.	2.5
Rio Tinto plc	2.5
Saipem SpA	2.4
Vodafone Group plc	2.4
Prudential plc	2.3

2

Henderson Global Funds	Performance summary

International All Cap Equity Fund

Total returns as of 12/31/2011				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years	(1/31/08)*
Class A*	HFNAX	-18.22%	8.83%	-6.48%
Class C*	HFNCX	-17.84%	8.42%	-6.89%
Class I	HIEIX	-18.04%	9.09%	-6.24%
With sales charge
Class A*		-22.91%	6.73%	-7.89%
Class C*		-17.84%	8.42%	-6.89%
Index
MSCI EAFE Index		-11.73%	8.16%	-5.73%

* Class A and C shares commenced operations on December 31, 2010. For periods prior to December 31, 2010, rates of return for Class A and C shares are based on Class I NAVs adjusted for the higher expenses associated with Class A and C shares. Performance for Class A and C shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance was impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.39%, 2.14% and 1.14% respectively. In addition, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses (other than Acquired Fund Fees and Expenses allocated from unaffiliated investment companies) do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I Shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Fund’s website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a capitalization-weighted index that monitors the performance of stocks from Europe, Australasia and The Far East. The Fund is professionally managed while the Index is unmanaged and not available for Investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

Henderson Global Funds	Portfolio of investments

International All Cap Equity Fund

December 31, 2011
		Value
Shares		(note 2)
Common stocks - 102.39%
	Austria - 1.99%
3,828	Andritz AG	$ 317,577
3,640	Schoeller-Bleckmann Oilfield
	Equipment AG	321,389
		638,966
	Belgium - 2.37%
8,503	Anheuser-Busch InBev N.V.	520,592
4,720	EVS Broadcast
	Equipment, S.A.	241,239
		761,831
	Brazil - 3.99%
28,851	Banco Bradesco S.A., ADR	481,235
7,100	BRF - Brasil Foods S.A., ADR	138,805
26,700	Petroleo Brasileiro S.A., ADR	663,495
		1,283,535
	Canada - 1.12%
5,372	Agrium, Inc.	360,576
	China - 2.30%
3,848	Baidu, Inc., ADR *	448,177
284,500	Yingde Gases Group Co.	290,485
		738,662
	Denmark - 1.15%
4,440	William Demant Holding A/S *	369,220
	France - 3.14%
10,651	Compagnie Generale des
	Etablissements Michelin,
	Class B	629,633
6,058	Danone S.A.	380,816
		1,010,449
	Germany - 7.92%
3,545	Bauer AG	96,809
3,907	Bilfinger Berger AG	333,131
10,391	Fresenius SE & Co., KGaA	961,303
7,940	Gerresheimer AG	330,847
9,262	SAP AG	489,683
20,802	Wirecard AG	334,384
		2,546,157
	Hong Kong - 1.07%
121,200	Sands China, Ltd. *	342,536
	Indonesia - 1.27%
155,500	PT Bank Mandiri	115,757
577,000	PT Indofood Sukses
	Makmur Tbk	292,716
		408,473

		Value
Shares		(note 2)
	Israel - 1.86%
14,836	Teva Pharmaceutical
	Industries, Ltd., ADR	$ 598,781
	Italy - 6.45%
21,647	Autogrill SpA	211,245
17,396	Luxottica Group SpA	488,571
132,800	Prada SpA *	601,025
18,168	Saipem SpA	772,433
		2,073,274
	Japan - 19.41%
18,500	Canon, Inc.	819,605
12,400	Don Quijote Co., Ltd.	425,470
8,100	Doutor Nichires Holdings
	Co., Ltd.	106,814
6,900	Hikari Tsushin, Inc.	171,850
8,300	IT Holdings Corp.	99,747
42,000	Itoham Foods, Inc.	166,974
3,068	Keyence Corp.	739,796
7,700	Kissei Pharmaceutical
	Co., Ltd.	158,562
78,000	Kubota Corp.	653,631
18,900	Makita Corp.	611,666
5,400	Melco Holdings, Inc.	145,997
167	NTT Urban Development Corp	113,908
540	Rakuten, Inc.	580,902
4,000	SMC Corp.	645,446
16,300	SOFTBANK Corp.	480,084
9,100	Tokyo Steel Manufacturing
	Co., Ltd.	74,011
15,545	TSI Holdings Co., Ltd. *	76,745
7,700	Yamatake Corp.	167,465
		6,238,673
	Korea - 1.25%
2,843	Hyundai Department
	Store Co., Ltd. *	402,265
	Norway - 3.44%
39,675	DnB NOR ASA	388,402
21,443	Seadrill, Ltd.	717,055
		1,105,457
	Singapore - 5.42%
56,763	DBS Group Holdings, Ltd.	504,151
119,400	Keppel Corp., Ltd.	856,112
146,000	Overseas Union
	Enterprise, Ltd.	236,383
88,884	Raffles Medical Group, Ltd.	145,279
		1,741,925
	Spain - 1.27%
25,064	Amadeus IT Holding S.A.,
	A Shares	406,624

See notes to financial statements

4

Henderson Global Funds	Portfolio of investments

International All Cap Equity Fund

December 31, 2011 (continued)

		Value
Shares		(note 2)
	Sweden - 1.12%
35,209	Telefonaktiebolaget LM
	Ericsson, B Shares	$ 360,171

	Switzerland - 10.46%
34,727	ABB, Ltd. *	653,650
13,812	Compagnie Financiere
	Richemont S.A.	698,614
28,587	Credit Suisse Group AG *	671,686
490	SGS S.A.	811,189
1,803	Syngenta AG *	527,867
		3,363,006
	Taiwan - 0.50%
259,605	Chinatrust Financial Holding
	Co., Ltd.	162,044

	United Kingdom - 24.89%
16,100	Diageo plc	351,672
127,441	International Power plc	667,372
75,239	Prudential plc	746,063
16,423	Rio Tinto plc	797,029
52,511	Serco Group plc	386,545
18,266	Shire plc	636,274
13,656	Spectris plc	273,368
43,795	Standard Chartered plc	958,312
31,567	Unilever plc	1,060,379
275,659	Vodafone Group plc	765,868
67,767	WPP plc	710,911
42,684	Xstrata plc	648,299
		8,002,092
	Total long-term
	investments
	(Cost $34,065,929)	32,914,717

		Value
Shares		(note 2)
Short-term investment - 1.81%
580,935	Fidelity Institutional
	Treasury Portfolio	$ 580,935

	Total short-term
	investment
	(Cost $580,935)	580,935
Total investments - 104.20%
	(Cost $34,646,864)	33,495,652
Net other assets and
liabilities – (4.20)%		(1,348,773)
Total net assets – 100.00%		$32,146,879

*	Non-income producing security
ADR	American Depositary Receipts

See notes to financial statements

5

Henderson Global Funds	Portfolio of investments

International All Cap Equity Fund
December 31, 2011 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	8.12%
Packaged Foods & Meats	6.35
Apparel, Accessories & Luxury Goods	5.80
Industrial Machinery	4.90
Diversified Metals & Mining	4.50
Pharmaceuticals	4.34
Wireless Telecommunication Services	3.88
Electronic Equipment & Instruments	3.67
Oil & Gas Equipment & Services	3.40
Health Care Services	2.99
Fertilizers & Agricultural Chemicals	2.76
Industrial Conglomerates	2.66
Office Electronics	2.55
Research & Consulting Services	2.52
Life & Health Insurance	2.32
Data Processing & Outsourced Services	2.31
Oil & Gas Drilling	2.23
Advertising	2.21
Diversified Capital Markets	2.09
Independent Power Producers & Energy Traders	2.08
Integrated Oil & Gas	2.06
Heavy Electrical Equipment	2.03
Construction & Farm Machinery & Heavy Trucks	2.03
Tires & Rubber	1.96
Communications Equipment	1.87

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Retail	1.81%
Brewers	1.62
Application Software	1.52
Internet Software & Services	1.39
Construction & Engineering	1.34
General Merchandise Stores	1.32
Department Stores	1.25
Environmental & Facilities Services	1.20
Health Care Equipment	1.15
Distillers & Vintners	1.09
Casinos & Gaming	1.07
Life Sciences Tools & Services	1.03
Restaurants	0.99
Industrial Gases	0.90
Hotels, Resorts & Cruise Lines	0.74
Computer & Electronics Retail	0.54
Computer Storage & Peripherals	0.45
Health Care Facilities	0.45
Real Estate Operating Companies	0.36
IT Consulting & Other Services	0.31
Steel	0.23
Long-Term Investments	102.39
Short-Term Investment	1.81
Total Investments	104.20
Net Other Assets and Liabilities	(4.20)
100.00%

See notes to financial statements

6

Henderson Global Funds	Financial statements

Statement of assets and liabilities

December 31, 2011

International
All Cap
Equity Fund
Assets:
Investments, at fair value
Securities	$32,914,717
Short-term investment, at fair value	580,935
Total investments	33,495,652
Dividends and interest receivable	192,100
Receivable for investment securities sold	1,627,442
Receivable for fund shares sold	7,700
Receivable from investment adviser	21,971
Prepaid expenses and other assets	31,458
Total Assets	35,376,323
Liabilities:
Payable for fund shares redeemed	3,141,893
Payable for 12b-1 distribution and service fees	89
Accrued expenses and other payables	87,462
Total Liabilities	3,229,444
Net assets	$32,146,879
Net assets consist of:
Paid-in capital	$41,556,390
Accumulated undistributed net investment income	111,129
Accumulated net realized loss on investments and foreign currency transactions	(8,364,490)
Net unrealized depreciation of investments and foreign currencies	(1,156,150)
$32,146,879
Net assets:
Class A Shares	$82,466
Class C Shares	$103,397
Class I Shares	$31,961,016
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	11,803
Class C Shares (unlimited number of shares authorized)	14,746
Class I Shares (unlimited number of shares authorized)	4,593,940
Class A shares:
Net asset value and redemption price per share	$6.99
Maximum sales charge*	5.75%
Maximum offering price per share	$7.42
Class C shares:
Net asset value and offering price per share	$7.01
Class I shares:
Net asset value and offering price per share	$6.96
Investments, at cost	$34,646,864

* On purchases of $50,000 or more, the sales charge will be reduced.

See notes to financial statements

7

Henderson Global Funds	Financial statements

Statement of operations
For the year ended December 31, 2011
International
All Cap
Equity Fund
Investment income:
Dividends	$3,311,691
Foreign taxes withheld	(202,144)
Total Investment Income	3,109,547
Expenses:
Investment advisory fees	975,559
12b-1 distribution and service fees:
Class A Shares	243
Class C Shares	184
Sub-accounting fees	15,729
Sub-accounting fees:*
Class A Shares	122
Class I Shares	12,998
Transfer agent fees	10,133
Transfer agent fees:*
Class A Shares	402
Class C Shares	341
Class I Shares	8,144
Custodian fees	66,945
Registration and filing fees	59,059
Accounting fees	49,345
Printing and postage fees	44,387
Audit fees	36,645
Administrative fees	28,786
Legal fees	13,128
Trustees’ fees and expenses	7,943
Compliance officer fees	5,256
Miscellaneous fees	28,105
Total Expenses	1,363,454
Fees waived and/or expenses reimbursed by investment adviser	(72,277)
Net Expenses	1,291,177
Net investment income	1,818,370
Realized and unrealized gain/(loss):
Net realized loss from:
Investment transactions	(7,733,019)
Foreign currency transactions	(89,956)
Net change in unrealized appreciation/depreciation of:
Investments	(17,449,692)
Translation of other assets and liabilities	3,489
Net Realized and Unrealized Loss	(25,269,178)
Net decrease in net assets resulting from operations	$(23,450,808)

*
From January 1, 2011 to July 31, 2011, the Fund accrued Sub-accounting and Transfer agent fees at the Fund level. Effective August 1, 2011,the Fund began accruing Sub-accounting and Transfer agent fees at the class level.

See notes to financial statements

8

Henderson Global Funds	Financial statements

Statement of changes in net assets
International All Cap Equity Fund
	Year ended	Year ended
	December 31, 2011	December 31, 2010*
Net investment income	$1,818,370	$445,673
Net realized gain/(loss) on investments and foreign currency transactions	(7,822,975)	2,459,513
Net change in unrealized appreciation/depreciation of investments and foreign
currency translations	(17,446,203)	12,143,563
Net increase/(decrease) in net assets resulting from operations	(23,450,808)	15,048,749

Distributions to shareholders from net investment income:
Class A Shares	(3,784)	—
Class C Shares	(3,738)	—
Class I Shares	(1,458,755)	(1,175,408)
Total distributions to shareholders from net investment income:	(1,466,277)	(1,175,408)

Distributions to shareholders from net realized capital gains:
Class A Shares	(415)	—
Class C Shares	(154)	—
Class I Shares	(164,157)	—
Total distributions to shareholders from net realized capital gains:	(164,726)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	105,364	10,000
Class C Shares	99,779	10,000
Class I Shares	(76,229,163)	49,857,938
Net increase/(decrease) from Fund share transactions:	(76,024,020)	49,877,938
Net increase/(decrease) in net assets	(101,105,831)	63,751,279

Net assets:
Beginning of year	133,252,710	69,501,431
End of year	$32,146,879	$133,252,710
Accumulated undistributed net investment income/(loss)	$111,129	$(700,065)

* Class A & Class C shares commenced operations on December 31, 2010.

See notes to financial statements

9

Henderson Global Funds	Financial statements

Statement of changes - capital stock activity

International All Cap Equity Fund

	Year ended	Year ended
	December 31, 2011	December 31, 2010*
Amount
Class A shares:
Sold	$156,028	$10,000
Issued as reinvestment of dividends	4,199	—
Redeemed	(54,863)	—
Net increase	$105,364	$10,000
Class C shares:
Sold	$95,887	$10,000
Issued as reinvestment of dividends	3,892	—
Net increase	$99,779	$10,000
Class I shares:
Sold	$8,620,772	$56,629,019
Issued as reinvestment of dividends	882,780	521,616
Redeemed	(85,732,715)	(7,292,697)
Net increase/(decrease)	$(76,229,163)	$49,857,938
Shares
Class A shares:
Sold	17,573	1,125
Issued as reinvestment of dividends	605	—
Redeemed	(7,500)	—
Net increase	10,678	1,125
Class C shares:
Sold	13,060	1,125
Issued as reinvestment of dividends	561	—
Net increase	13,621	1,125
Class I shares:
Shares sold	970,501	6,989,101
Issued as reinvestment of dividends	127,359	58,940
Redeemed	(11,485,136)	(879,196)
Net increase/(decrease)	(10,387,276)	6,168,845

* Class A & Class C shares commenced operations on December 31, 2010.

See notes to financial statements

10

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset		realized and	Total	from	from net
	value,	Net	unrealized gain	from	net	realized
	beginning	investment	(loss) on	investment	investment	capital	Total
	of period	income (c)	investments	operations	income	gains	distributions
International All Cap Equity Fund
Class A
Year Ended 12/31/2011	$8.89	0.08	(1.70)	(1.62)	(0.25)	(0.03)	(0.28)
Period Ended 12/31/2010(a)	8.89	0.00	0.00	0.00	0.00	0.00	0.00
Class C
Year Ended 12/31/2011	$8.89	0.00*	(1.59)	(1.59)	(0.26)	(0.03)	(0.29)
Period Ended 12/31/2010(a)	8.89	0.00	0.00	0.00	0.00	0.00	0.00
Class I
Year Ended 12/31/2011	$8.89	0.14	(1.74)	(1.60)	(0.30)	(0.03)	(0.33)
Year Ended 12/31/2010	7.89	0.04	1.04	1.08	(0.08)	0.00	(0.08)
Year Ended 12/31/2009	5.67	0.00*	2.23	2.23	(0.01)	0.00	(0.01)
Period Ended 12/31/2008(b)	10.00	0.11	(4.13)	(4.02)	(0.31)	0.00	(0.31)

(a)	Class A & Class C commenced operations on December 31, 2010.
(b)	The Fund commenced operations on January 31, 2008.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)	Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.
Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
*	Amount represents less than $0.01.

See notes to financial statements

11

Henderson Global Funds	Financial highlights

			Ratios to average net assets:
						Annualized ratio of
				Annualized	Annualized	operating expenses
				ratio of	ratio of	to average net
	Net asset		Net assets,	operating	net investment	assets without
	value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption	end of	Total	period	average	to average	expenses	turnover
fees	period	return (d)	(000)	net assets	net assets	reimbursed	rate
N/A	$6.99	(18.22)%	$82	1.39%	1.02%	1.96%	70%
0.00%	8.89	0.00	10	0.00	0.00	0.00	57
N/A	$7.01	(17.84)%	$103	2.14%	0.03%	4.03%	70%
0.00%	8.89	0.00	10	0.00	0.00	0.00	57
N/A	$6.96	(18.04)%	$31,961	1.12%	1.59%	1.19%	70%
0.00%	$8.89	13.74	133,233	1.10	0.49	1.14	57
0.00*	7.89	39.26	69,501	1.15	0.03	2.31	64
0.00	5.67	(40.15)	1,779	1.15	1.36	6.40	114

See notes to financial statements

12

Henderson Global Funds	Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly known as Henderson Global Opportunities), Henderson Global Technology Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (formerly known as Henderson Japan-Asia Focus), are not included in this report because their fiscal year end is July 31. Henderson Money Market Fund and Henderson Strategic Income Fund (formerly known as Henderson Worldwide Income) are included in a separate shareholder report and have fiscal years ending December 31. The Henderson International All Cap Equity Fund (the “Fund”) is the only series included in this report.

The Fund is diversified and offers Class A, Class C and Class I shares. Class A shares generally provide for a front-end sales charge and Class C shares provide for contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on its relative net assets.

Note 2. Significant accounting policies

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates fair market value. Investments in registered investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Fund.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Securities gains and losses are determined on the specified identified cost basis, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in

13

Henderson Global Funds	Notes to financial statements

market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements, in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Effective August 1, 2011, the Fund began accruing transfer agent and sub-accounting fees at the Class level. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Federal income taxes

The Trust’s policy is that the Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Unlimited losses	$8,162,067	$—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

14

Henderson Global Funds	Notes to financial statements

Accordingly, at December 31, 2011, the Fund reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

Accumulated
undistributed
		net	Accumulated
	Paid-in	investment	net realized
	capital	income/(loss)	gain/(loss)
International
All Cap
Equity Fund	$(100)	$459,101	$(459,001)

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Fund.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

Year ended	Ordinary	Long-term
December 31, 2011	income	capital gains
International All Cap Equity Fund	$1,466,281	$164,722

Year ended	Ordinary
December 31, 2010	income
International All Cap Equity Fund	$1,175,408	—

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed		Undistributed	Undistributed
ordinary		long-term	appreciation
income		capital gain	(depreciation)
International All Cap Equity Fund	$113,639	$ —	$(1,359,885)

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to tax deferral on wash sales and transactions in passive foreign investment companies.

Note 3. Fair value measurement

Various inputs are used in determining the value of the Fund’s investments. The Fund uses a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures-Accounting Standards Codification 820 (“ASC 820”): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. Fund management has implemented new and revised disclosures.

On May 12, 2011, FASB issued ASU 2011- 04, modifying ASU 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period. The Fund’s management is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Any transfers between levels are disclosed, effective at the end of the period, in the table below with the reasons for the transfers disclosed in a note to the table, if applicable.

15

Henderson Global Funds	Notes to financial statements

The following table summarizes the Funds’ investments that are measured at fair value by level within the fair value hierarchy at December 31, 2011:

	Quoted prices
	in active	Significant
	markets for	other	Significant
	identical	observable	unobservable
	assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Austria	$638,966	$—	$—	$638,966
Belgium	761,831	—	—	761,831
Brazil	1,283,535	—	—	1,283,535
Canada	360,576	—	—	360,576
China	738,662	—	—	738,662
Denmark	369,220	—	—	369,220
France	1,010,449	—	—	1,010,449
Germany	2,546,157	—	—	2,546,157
Hong Kong	342,536	—	—	342,536
Indonesia	408,473	—	—	408,473
Israel	598,781	—	—	598,781
Italy	2,073,274	—	—	2,073,274
Japan	6,238,673	—	—	6,238,673
Korea	402,265	—	—	402,265
Norway	1,105,457	—	—	1,105,457
Singapore	1,741,925	—	—	1,741,925
Spain	406,624	—	—	406,624
Sweden	360,171	—	—	360,171
Switzerland	3,363,006	—	—	3,363,006
Taiwan	162,044	—	—	162,044
United Kingdom	8,002,092	—	—	8,002,092
Total Common Stocks	32,914,717	—	—	32,914,717
Short-Term Investment	580,935	—	—	580,935
Total	$33,495,652	$—	$—	$33,495,652

During the year ended December 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Fund’s investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Fund and earns a management fee for such services. HGINA earns a fee for its services, based on the Fund’s average daily net assets set forth below.

International All Cap	First $250 million	0.85%
Equity Fund	Next $250 million	0.80%
	Next $500 million	0.75%
	Over $1 billion	0.65%

Pursuant to a contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of the Fund in order to limit total ordinary operating expenses, less distribution fees, to 1.15% of average daily net assets. This agreement is effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

	Class A	Class C	Class I
International
All Cap
Equity Fund	1.40%	2.15%	1.15%

Henderson Investment Management Limited (“HIML”) is the sub-adviser for the Fund pursuant to a Sub-Advisory Agreement. HIML is also an indirect wholly-owned subsidiary of Henderson Group plc. HIML earns a fee of 0.35% for its services, paid by HGINA from its management fee, based on the Fund’s average daily net assets.

16

Henderson Global Funds	Notes to financial statements

At December 31, 2011, HGINA owned the following number of shares of the Fund:

Shares
International All Cap Equity Fund	109,371

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statement of Operations.

The Fund bears a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance officer fees in the Statement of Operations.

Note 6. Distribution

The Trust has adopted a distribution plan for Class A and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Fund and its shareholders.

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and US government securities, for the Fund for the year ended December 31, 2011, were as follows:

	Purchases	Sales
International All Cap
Equity Fund	$77,134,033	$149,553,375

The US federal income tax basis of the Fund’s investments, excluding foreign currency and forward currency contracts at December 31, 2011, and the gross unrealized appreciation and depreciation, were as follows:

International
All Cap Equity
Cost	$34,851,498
Gross unrealized appreciation	1,773,365
Gross unrealized depreciation	(3,129,211)
Net unrealized depreciation	(1,355,846)

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales and PFIC transactions reflected as of December 31, 2011.

Note 8. Significant concentrations

The Fund invests a substantial percentage of its assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Fund invests may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Fund may invest a high percentage of its net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

Note 9. Borrowing arrangements

The Trust has a $100 million credit facility for certain funds of the Trust, including the Fund, to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2011.

17

Henderson Global Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Henderson International All Cap Equity Fund (the “Fund”), one of the funds constituting Henderson Global Funds, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Henderson International All Cap Equity Fund, one of the funds constituting Henderson Global Funds, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 28, 2012

18

Henderson Global Funds	Other information (unaudited)

Proxy voting policies

The Fund has filed with the Securities and Exchange Commission its proxy voting records for the twelve months ended June 30, 2011 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Fund’s website at www.hendersonglobalinvestors.com

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Fund has filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Fund’s website at www.hendersonglobalinvestors.com.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, December 31. However, under Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on U.S. Generally Accepted Accounting Principles (“GAAP”) and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

During the fiscal year ended December 31, 2011, the Fund paid the following distributions which were paid in part from sources other than accumulated undistributed net income as measured at the time of payment:

The Fund typically distributes its income on an annual basis. There were no other income distributions during the year ended December 31, 2011.

Rule 19a-1(b) requires that if a distribution of capital gains is made by a Fund and the distribution resulted in a deficit, a statement by the Fund should be made to shareholders specifying the amount of the deficit. A deficit is measured under the Rule, after giving effect to the distribution, as the aggregate of (1) accumulated undistributed realized profits less losses on the sale of securities, and (2) the net unrealized appreciation or depreciation of portfolio securities, all as of a date reasonably close to the end of the period as of which the distribution is paid.

On December 6, 2011, the Fund paid capital gain distributions to shareholders of record at the close of business on December 5, 2011. After giving effect to these distributions, the total deficit at December 6, 2011 for the Fund was as follows:

	Unrealized	Total
Fund	Depreciation	Deficit
International All
Cap Equity	$(769,830)	$(7,778,373)

Federal tax information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended December 31, 2011. In February 2012, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

			% from	% from
			Accumulated	Accumulated	% from
			Undistributed	Realized	Paid-In
Pay Date	Ex-Date	Amount	Net Income	Gains	Capital
Dec. 29, 2011	Dec. 28, 2011	Class A: $0.24945	76.4%	0.0%	23.6%
		Class C: $0.26313	76.4%	0.0%	23.6%
		Class I: $0.29521	76.4%	0.0%	23.6%

19

Henderson Global Funds	Other information (unaudited)

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund designated foreign taxes paid and foreign source income for the fiscal year ended December 31, 2011 and were as follows:

	Foreign	Foreign
	taxes	source
	paid	income
International All Cap
Equity Fund	$177,118	$1,643,297

Under Section 854 (b)(2) of the Code, the Fund designated qualified dividends for the fiscal year ended December 31, 2011 as follows:

International All Cap Equity Fund	$1,643,395
The Fund designated long-term capital gains for the fiscal
year ended December 31, 2011 as follows:
International All Cap Equity Fund	$164,722

Shareholder expense

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the year ended December 31, 2011.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Fund Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

	Class A	Class C	Class I
International
All Cap
Equity Fund	1.40%	2.15%	1.15%

20

Henderson Global Funds	Other information (unaudited)

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for the Fund and share class in the Performance summary of this report on page 3. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1				Table 2

	Beginning	Ending	Expenses	Hypothetical	Beginning	Ending	Expenses
	account	account	paid	(assuming a	account	account	paid
	value	value	during	5% return	value	value	during
	July 1,	December 31,	the	before	July 1,	December 31,	the
Actual	2011	2011	period*	expenses)	2011	2011	period*
International				International
All Cap Equity				All Cap Equity
Class A	$1,000.00	$809.60	$6.39	Class A	$1,000.00	$ 1,017.94	$7.12
Class C	$1,000.00	$817.00	$9.85	Class C	$1,000.00	$ 1,014.16	$10.92
Class I	$1,000.00	$810.50	$5.25	Class I	$1,000.00	$ 1,019.20	$5.85

*
Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

21

Henderson Global Funds	Trustees and officers (unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	During Past Five Years	Held
Independent Trustees
C . Gary Gerst	Chairman and	Since 2001	General Partner, Cornelius & Lothian LP	Formerly, Trustee, Harris
February 1939	Trustee		(private partnership investing in non-public	Insight Funds Trust.
investments), since 1993; Member of the
Governing Council of the Independent
Directors Council (IDC), since 2004;
Board Member of the Investment Company
Institute, since 2004.

Roland C. Baker	Trustee	Since 2001	Consultant to financial services industry.	Director, Sammons
August 1938				Financial Enterprises, Inc.
and its life insurance sub-
sidiaries, North American
Company for Life and
Health Insurance (a
provider of life insurance,
health insurance and
annuities), and Midland
National Life Insurance
Company (an affiliate of
North American Company
for Life and Health
Insurance); Director,
People’s Trust Insurance
Company (a Florida
provider of homeowner’s
insurance); formerly,
Trustee, Scottish Widows
Investment Partnership
Trust; formerly Trustee,
Allstate Financial
Investment Trust; and
formerly, Director, Quanta
Capital Holdings, Inc.
(provider of property and
casualty reinsurance).

Faris F. Chesley	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC,	None.
August 1938			Since 2001; Vice Chairman, ABN-AMRO, Inc.
(a financial services company), 1998-2001.

James W. Atkinson	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC,	Formerly, Trustee,
August 1950			since 2009	LaRabida Children’s
Hospital: formerly Trustee,
Surgeons Diversified
Investment Fund.

Richard W. Durkes	Trustee	Since 2011	Managing Director, Sandler O’Neill & Partners,	Trustee, Sankaty Head
February 1950			L.P. (a financial services Company), since 2002.	Foundation.

Interested Trustees and Officers of the Trust
James G. O’Brien4	Trustee	Since 2011	Managing Director, HGINA, Since 2008	Director, The Olson
May 1960	and		and Director, Corporate Services, HGINA,	Company
	President	Since 2010	2001-2008.

Charles Thompson II4	Trustee	Since 2011	Director of US Retail, since 2010, Director	None.
April 1970	and		of National Sales, 2007-2010, Divisional
	Vice President	Since 2010	Director – Central Region, 2002 – 2007.

Kenneth A. Kalina	Chief	Since 2005	Chief Compliance Officer, HGINA.	N/A
August 1959	Compliance
Officer

22

Henderson Global Funds	Trustees and officers (unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	during Past Five Years	Held
Interested Trustees and Officers of the Trust
Alanna P. Nensel	Vice President	Since 2002	Director, Retail Marketing and Product	N/A
July 1975			Management, HGINA.

Scott E. Volk	Vice President	Since 2001	Director, Retail Finance and Operations,	N/A
May 1971			HGINA.

Christopher K.	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Yarbrough
October 1974

Troy M. Statczar	Treasurer	Since 2008	Head of US Fund Administration and	N/A
August 1971			Accounting, HGINA, since July 2008,
Senior Vice President, Citigroup 2005-2008.

Richard J. Mitchell	Assistant	Since 2007	Assistant Treasurer, HGINA.	N/A
May 1963	Treasurer

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all ten series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of December 31, 2011. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

23

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Henderson Global Funds

Trustees	Investment Adviser
C. Gary Gerst, Chairman	Henderson Global Investors (North America) Inc.
James W. Atkinson	737 North Michigan Avenue, Suite 1700
Roland C. Baker	Chicago, IL 60611
Faris F. Chesley
Richard W. Durkes	Transfer Agent
James G. O’Brien*	State Street Bank & Trust Company
Charles Thompson II*	State Street Financial Center
One Lincoln Street
Officers	Boston, MA 02111
James G. O’Brien, President
Charles Thompson II, Vice President	For more information
Alanna P. Nensel, Vice President	Please call 1.866.4HENDERSON
Scott E. Volk, Vice President	(1.866.443.6337)
Christopher K. Yarbrough, Secretary	or visit our website:
Kenneth A. Kalina, Chief Compliance Officer	www.hendersonglobalinvestors.com
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

27

Privacy notice

Henderson Global Funds

  This notice describes the privacy practices followed by Henderson Global Funds.

     Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

     In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

     In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

     Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

     For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)	Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has five audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

James W. Atkinson
Roland C. Baker
Faris F. Chesley
Richard W. Durkes
C. Gary Gerst

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

As of December 31, 2011, the registrant had ten series.  The following series of the registrant have a fiscal year ended December 31: Henderson International All Cap Equity Fund, Henderson Strategic Income Fund and Henderson Money Market Fund (the “12/31 Henderson Funds”).  The following series of the registrant have a fiscal year ended July 31:  Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (the “7/31 Henderson Funds”).

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant’s principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

(a)           Audit Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/11	$87,300	N/A
Year ended 7/31/11	N/A	$200,200
Year ended 12/31/10	$83,900	N/A
Year ended 7/31/10	N/A	$167,000

(b)           Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and the fiscal years ended December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and the fiscal years ended December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)           Tax Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/11	$30,184	N/A
Year ended 7/31/11	N/A	$61,843
Year ended 12/31/10	$20,941	N/A
Year ended 7/31/10	N/A	$46,672

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/11	$0	N/A
Year ended 7/31/11	N/A	$0
Year ended 12/31/10	$0	N/A
Year ended 7/31/10	N/A	$0

(d)           All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)           Pre-Approval Policies and Procedures

(1)           Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)           None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)           No disclosures are required by this Item 4(f).

(g)           The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/11	$30,184	N/A
Year ended 7/31/11	N/A	$61,843
Year ended 12/31/10	$20,941	N/A
Year ended 7/31/10	N/A	$46,672

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/11	$1,854,159	N/A
Year ended 7/31/11	N/A	$276,105
Year ended 12/31/10	$681,795	N/A
Year ended 7/31/10	N/A	$266,319

(h)           The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)        Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    March 8, 2012

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 8, 2012